EVERGREEN EQUITY TRUST

                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 1.800.343.2898

                                 BALANCED FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 1, 2004

            Evergreen Asset Allocation Fund ("Asset Allocation Fund")
                    Evergreen Balanced Fund ("Balanced Fund")
                  Evergreen Foundation Fund ("Foundation Fund")

                     (Each a "Fund"; together, the "Funds")

                      Each Fund is a series of an open-end
                     management investment company known as
                      Evergreen Equity Trust (the "Trust").


     This Statement of Additional Information (SAI) pertains to all classes of shares of the Funds. It is not a prospectus but should be read in conjunction with the prospectuses dated August 1, 2004, as amended from time to time, for the Fund in which you are making or contemplating an investment. The Funds are offered through three separate prospectuses: one offering Class R shares of Asset Allocation Fund, one offering Class A, Class B, Class C and Class I shares of Asset Allocation Fund and one offering Class A, Class B, Class C and Class I shares of Balanced Fund and Foundation Fund. You may obtain a copy of each prospectus without charge by calling 1.800.343.2898 or downloading it off our website at EvergreenInvestments.com. The information in Part 1 of this SAI is specific information about the Funds described in the prospectuses. The information in Part 2 of this SAI contains more general information that may or may not apply to the Fund or class of shares in which you are interested.

     Certain information may be incorporated by reference to each Fund's Annual Report dated March 31, 2004. You may obtain a copy of an Annual Report without charge by calling 1.800.343.2898 or downloading it off our website at EvergreenInvestments.com.

                                TABLE OF CONTENTS



PART 1
TRUST HISTORY........................................................1-1
INVESTMENT POLICIES..................................................1-1
OTHER SECURITIES AND PRACTICES.......................................1-3
PRINCIPAL HOLDERS OF FUND SHARES.....................................1-3
EXPENSES.............................................................1-6
PERFORMANCE.........................................................1-10
COMPUTATION OF CLASS A OFFERING PRICE ............................. 1-12
SERVICE PROVIDERS...................................................1-12
SPECIAL TAX CONSIDERATIONS..........................................1-14
FINANCIAL STATEMENTS................................................1-14
UNDERLYING FUNDS....................................................1-14

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES........2-1
PURCHASE AND REDEMPTION OF SHARES...................................2-18
SALES CHARGE WAIVERS AND REDUCTIONS.................................2-22
PRICING OF SHARES...................................................2-25
PERFORMANCE CALCULATIONS............................................2-26
PRINCIPAL UNDERWRITER...............................................2-28
DISTRIBUTION EXPENSES UNDER RULE 12b-1..............................2-29
TAX INFORMATION.....................................................2-35
BROKERAGE...........................................................2-37
ORGANIZATION........................................................2-39
INVESTMENT ADVISORY AGREEMENT.......................................2-39
MANAGEMENT OF THE TRUST.............................................2-41
CORPORATE AND MUNICIPAL BOND RATINGS................................2-46
ADDITIONAL INFORMATION..............................................2-56
PROXY VOTING POLICY AND PROCEDURES...................................A-1

                                     PART 1

                                  TRUST HISTORY

         The Trust is an open-end management investment company, which was organized as a Delaware statutory trust on September 18, 1997. Each Fund is a diversified series of Evergreen Equity Trust. A copy of the Declaration of Trust is on file as an exhibit to the Trust's Registration Statement, of which this SAI is a part.

                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

         Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the "1940 Act"). Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

         1. Diversification

         Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

         Further Explanation of Diversification Policy:

         To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to (1) a Fund's assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities, and
(3) shares of other investment companies.

         2. Concentration

         Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:

         Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         3. Issuing Senior Securities

         Except as permitted under the 1940 Act, each Fund may not issue senior securities.

         4. Borrowing

         Each Fund may not borrow money, except to the extent permitted by applicable law.

         Further Explanation of Borrowing Policy:

         Each Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. Each Fund may also borrow up to an additional 5% of its total assets from banks or others. A Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund may purchase additional securities so long as outstanding borrowings do not exceed 5% of its total assets. Each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Each Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

         5. Underwriting

         Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

         6. Real Estate

         Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

         7. Commodities

         Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

         8. Lending

         Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

         To generate income and offset expenses, a Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

         When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

         The funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust (except Evergreen Technology Fund) and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds (except SNAP Fund), in accordance with Evergreen's Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 812-11592). Evergreen's Interfund Lending Program was implemented after July 23, 2002.

                         OTHER SECURITIES AND PRACTICES

         Asset Allocation Fund may be invested in a wide range of securities through its purchases of shares of other U.S. and foreign equity and fixed income mutual funds (each an "underlying fund," together the "underlying funds"). For a further description of each underlying fund's investment objective, and principal strategies and risks, as well as a description of each underlying fund's benchmark, see "Underlying Funds" at the end of Part 1 of this SAI.

         For information regarding the different types of securities Asset Allocation Fund may indirectly purchase, certain securities Balanced Fund and Foundation Fund may purchase, and certain investment practices of Balanced Fund, Foundation Fund and the underlying funds of Asset Allocation may use, see Part 2 of this SAI under "Additional Information on Securities and Investment Practices". Information provided in the sections listed below expands upon and supplements information provided in Balanced Fund and Foundation Fund's prospectus. The list below applies to both Balanced Fund and Foundation Fund unless noted otherwise:

Money Market Instruments
U.S. Government Agency Securities
When-Issued, Delayed-Delivery and Forward Commitment Transactions
Repurchase Agreements
Reverse Repurchase Agreements
Dollar Roll Transactions (applicable to Balanced Fund and Foundation Fund) Securities Lending
Convertible Securities
Options and Futures Transactions
Foreign Securities (applicable to Balanced Fund)
Foreign Currency Transactions (applicable to Balanced Fund)
High Yield, High Risk Bonds (applicable to Balanced Fund)
Illiquid and Restricted Securities
Investment in Other Investment Companies
Obligations of Foreign Branches of United States Banks
Obligations of United States Branches of Foreign Banks
Mortgage-Backed or Asset-Backed Securities (applicable to Balanced Fund and Foundation Fund)
Variable or Floating Rate Instruments (applicable to Foundation Fund)
Real Estate Investment Trusts

                        PRINCIPAL HOLDERS OF FUND SHARES

         As of July 1, 2004, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of each Fund.

         Set forth below is information with respect to each person who, to each Fund's knowledge, owned beneficially or of record 5% or more of the outstanding shares of any class of each Fund as of July 1, 2004.

                ================================================================
                Asset Allocation Fund Class A
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Charles Schwab & Co. Inc                             11.47%
                Special Custody Account FBO
                Exclusive Benefit of Customers
                Reinvest Account
                101 Montgomery Street
                San Francisco, CA 94104-4122
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                MLPF&S For the Sole Benefit Of its Customers         10.64%
                Attn: Fund Administration
                4800 Deer Lake Drive, E. 2nd Floor
                Jacksonville, FL 32246-6484
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Asset Allocation Fund Class B
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                                                                     None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Asset Allocation Fund Class C
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                MLPF&S For Sole Benefit of Its Customers             20.34%
                Attn: Fund Administration
                4800 Deer Lake Drive, E 2nd Floor
                Jacksonville, FL 32246-6484
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Citigroup Global Markets Inc.                        10.35%
                House Account
                Attn: Peter Booth, 7th Floor
                333 West 34th Street
                New York, NY 10001-2402
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Asset Allocation Fund Class I
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Credit Suisse First Boston Capital LLC               63.14%
                Attn: Parshu Shah
                11 Madison Avenue, Floor 3
                New York, NY 10010-3629
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        13.09%
                401K Accounts
                1525 West WT Harris Boulevard
                Charlotte, NC 28288-0001
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Wachovia Bank Cash                                   8.30%
                Trust Accounts
                1525 West WT Harris Boulevard
                Charlotte, NC 28288-0001
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Asset Allocation Fund Class R
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Co Evergreen Investments                             61.75%
                401 S. Tryon Street, Suite 500
                Charlotte, NC 28288-0001
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                BISYS Retirement Services FBO                        38.18%
                Segars Group LLC
                401 K & Profit Sharing
                700 17th Street, Suite 300
                Denver, CO 80202-3531
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Balanced Fund Class A
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                                                                     None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Balanced Fund Class B
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Balanced Fund Class C
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Citigroup Global Markets Inc.                        8.13%
                House Account
                Attn: Peter Booth, 7th Floor
                333 West 34th Street
                New York, NY 10001-2402
                ==================================================== ===========
                ==================================================== ===========
                Balanced Fund Class I
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        30.41%
                401K Accounts
                1525 West WT Harris Boulevard
                Charlotte, NC 28288-0001
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        19.98%
                Cash/Reinvest Account
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, 3rd Floor, CMG-1151
                Charlotte, NC 28202-1934
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        16.90%
                Trust Accounts
                301 S. Tryon Street, 11th Floor, CMG-1151
                Charlotte, NC 28202
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Byrd & Co.                                           10.62%
                123 S. Broad Street
                Philadelphia, PA 19109-1029
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        9.53%
                Trust Accounts
                301 S. Tryon Street, CMG-1151
                Charlotte, NC 28202
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Byrd & Co.                                           9.33%
                123 S. Broad Street
                Philadelphia, PA 19109-1029
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Foundation Fund Class A
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                                                                     None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Foundation Fund Class B
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                                                                     None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Foundation Fund Class C
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                                                                     None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Foundation Fund Class I
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Wachovia Bank                                        18.09%
                401 K Accounts
                1525 West WT Harris Boulevard
                Charlotte, NC 28288-0001
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Fleet National Bank                                  11.09%
                ING/Fleet Non-DIS DIR Trustee Agreement
                ING National Trust 403(B) Account
                Central Valuation Unit c/o Gordon Elrod
                151 Farmington Avenue, TS31
                Hartford, CT 06156-0001
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Charles Schwab & Co. Inc.                            7.90%
                Special Custody Account FBO
                Reinvest Account
                Attn: Mutual Fund
                101 Montgomery Street
                San Francisco, CA 94104-4122
                ==================================================== ===========

                ==================================================== ===========
                Wachovia Bank                                        7.08%
                Reinvest Account
                Trust Accounts
                1525 West WT Harris Boulevard
                Charlotte, NC 28288-0001
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                ING Life Insurance & Annuity Co                      5.45%
                Central Valuation Unit
                Attn: Jackie Johnson - Conveyor, TS31
                51 Farmington Avenue
                Hartford, CT 06156-0001
                ==================================================== ===========

                                    EXPENSES

Advisory Fees

         Evergreen Investment Management Company, LLC (EIMC), a wholly owned subsidiary of Wachovia Corporation (Wachovia), is the investment advisor to the Funds. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013. For more information, see "Investment Advisory Agreement" in Part 2 of this SAI.

         EIMC is entitled to receive from Asset Allocation Fund an annual fee based on the Fund's average daily net assets as follows:

           ========================================= ======================

                   Average Daily Net Assets                   Fee
           ----------------------------------------- ----------------------
           ----------------------------------------- ----------------------
                      First $500 million                     0.49%
           ----------------------------------------- ----------------------
           ----------------------------------------- ----------------------
                      Next $500 million                      0.45%
           ----------------------------------------- ----------------------
           ----------------------------------------- ----------------------
                       Next $2 billion                       0.40%
           ----------------------------------------- ----------------------
           ----------------------------------------- ----------------------
                       Over $3 billion                       0.35%
           ========================================= ======================

         EIMC oversees investment operations for the Funds, including oversight and supervision of the Funds' sub-advisors.

         EIMC is entitled to receive from Balanced Fund an annual fee based on 1.5% of gross dividend and interest income plus a percentage of the Fund's average daily net assets as follows:

           ========================================= ======================
                   Average Daily Net Assets                   Fee
           ----------------------------------------- ----------------------
           ----------------------------------------- ----------------------
                      First $500 million                     0.41%
           ----------------------------------------- ----------------------
           ----------------------------------------- ----------------------
                      Next $500 million                      0.26%
           ----------------------------------------- ----------------------
           ----------------------------------------- ----------------------
                       Over $1 billion                       0.21%
           ========================================= ======================

         EIMC is entitled to receive from Foundation Fund an annual fee based on the Fund's average daily net assets, as follows:

                  ================================== =================
                      Average Daily Net Assets             Fee
                  ================================== =================
                  ================================== =================
                         First $500 million               0.55%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                            Next $500 million               0. 50%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                                Next $500 million            0.45%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                          Over $1.5 billion               0.40%
                  ================================== =================

Advisory Fees Paid

         Below are the advisory fees paid or accrued by each Fund for the last three fiscal years or periods. Advisory fees paid by Asset Allocation Fund for the fiscal year ending 2002 were paid by the predecessor fund to Grantham, Mayo, Van Otterloo & Co. LLC (GMO). Prior to May 11, 2001, amounts paid by Foundation Fund were paid to a previous investment advisor.

=================================================================================================================
                                                                    Advisory Fees         Advisory Fees Waived
Fund/Fiscal Year or Period                                               Paid
-----------------------------------------------------------------------------------------------------------------
Fiscal Year Ended March 31, 2004
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Asset Allocation Fund                                                 $4,283,235                $14,291
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Balanced Fund                                                         $3,932,909                   $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Foundation Fund                                                       $8,503,627                   $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Fiscal Year or Period Ended March 31, 2003
-----------------------------------------------------------------------------------------------------------------
                                                                                        -------------------------
Asset Allocation Fund (a)                                               $4,861                  $25,185
-----------------------------------------------------------------------------------------------------------------
                                                                                        -------------------------
Asset Allocation Fund (b)                                                 $0                    $44,676
-----------------------------------------------------------------------------------------------------------------
                                                                                        -------------------------
Balanced Fund                                                         $3,984,873                   $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Foundation Fund                                                      $10,001,704                   $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Fiscal Year or Period Ended March 31, 2002
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Asset Allocation Fund (c)                                                 $0                       $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Balanced Fund                                                         $4,041,940                   $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Foundation Fund                                                      $16,061,947                   $0
=================================================================================================================

(a) For the one month ended March 31, 2003. Asset Allocation Fund changed its fiscal year end from February 28 to March 31, effective March 31, 2003.
(b)  For the year ended February 28, 2003.
(c)  For the year ended February 28, 2002.

Sub-Advisory Fees Paid

         GMO is the investment sub-advisor to Asset Allocation Fund. GMO also serves as investment advisor to each of the underlying funds. GMO does not receive a direct fee from Asset Allocation Fund for its advisory services. However, the Fund will incur fees and expenses indirectly as a shareholder of the underlying funds, which are managed by GMO, including its indirect share of management or other fees paid to GMO.

         Through an exemptive order received from the Securities and Exchange Commission, EIMC has ultimate responsibility (subject to oversight by the Board of Trustees) to oversee Asset Allocation Fund's sub-advisor and recommend the hiring, termination and replacement of unaffiliated sub-advisors without receiving prior shareholder approval. However, shareholders will be notified in the event there has been a replacement of the sub-advisor.

         EIMC has entered into a sub-advisory agreement with Tattersall Advisory Group, Inc. (TAG), a wholly owned subsidiary of Wachovia. TAG acts as sub-advisor for the fixed income portion of the Balanced Fund and Foundation Fund. EIMC will pay TAG a fee at the annual rate of 0.18% of average daily net assets of the Balanced Fund and a fee at the rate of 0.32% of average daily net assets of the Foundation Fund. Brokerage Commissions

         Below are the brokerage commissions paid for the last three fiscal years or periods by each Fund to all brokers and brokerage commissions paid by the applicable Funds to Wachovia Securities, LLC, an affiliated broker-dealer that places trades through its wholly owned subsidiary, First Clearing Corp. Asset Allocation Fund did not pay brokerage commissions during the last three fiscal years or periods. For more information regarding brokerage commissions, see "Brokerage" in Part 2 of this SAI.

=========================================================================================================
Fund/Fiscal Year                                Total Paid to All   Total Paid to Wachovia Securities,
                                                     Brokers                        LLC
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Fiscal Year Ended March 31, 2004
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Balanced Fund                                      $1,979,208                    $766,935
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Foundation Fund                                    $2,437,772                    $759,696
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Fiscal Year Ended March 31, 2003
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Balanced Fund                                      $1,964,903                    $969,939
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Foundation Fund                                    $3,127,156                   $1,306,249
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Fiscal Year Ended March 31, 2002
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Balanced Fund                                      $2,150,846                     $14,000
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Foundation Fund                                    $4,782,780                     $1,670
=========================================================================================================

Percentage of Brokerage Commissions

          The table below shows, for the fiscal year ended March 31, 2004, (1) the percentage of aggregate brokerage commissions paid by each applicable Fund to Wachovia Securities, LLC; and (2) the percentage of each applicable Fund's aggregate dollar amount of commissionable transactions effected through Wachovia Securities, LLC. For more information, see "Selection of Brokers" under "Brokerage" in Part 2 of this SAI.

============================================================================

                    Fund             Percentage of       Percentage of
                                     Commissions to      Commissionable
                                        Wachovia      Transactions through
                                    Securities, LLC   Wachovia Securities,
                                                              LLC
============================================================================
============================================================================
Balanced Fund                            38.7%               24.9%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Foundation Fund                          31.2%               21.2%
============================================================================

Underwriting Commissions

         Below are the underwriting commissions paid by each Fund and the amounts retained by the principal underwriter for the last three fiscal years or periods to all brokers. Asset Allocation Fund's predecessor Fund did not pay underwriting commissions to the predecessor fund's principal underwriter, for the fiscal year ended February 28, 2002. For more information, see "Principal Underwriter" in Part 2 of this SAI.

======================================================== ========================== ==================
                                                            Total Underwriting        Underwriting
                                                                Commissions            Commissions
Fund/Fiscal Year or Period                                                              Retained
------------------------------------------------------------------------------------------------------
Fiscal Year Ended March 31, 2004
------------------------------------------------------------------------------------------------------
-------------------------------------------------------- -------------------------- ------------------
Asset Allocation Fund                                           $40,870,933            $1,532,365
-------------------------------------------------------- -------------------------- ------------------
-------------------------------------------------------- -------------------------- ------------------
Balanced Fund                                                    $530,041                $28,068
-------------------------------------------------------- -------------------------- ------------------
-------------------------------------------------------- -------------------------- ------------------
Foundation Fund                                                  $347,756                $11,821
-------------------------------------------------------- -------------------------- ------------------
-------------------------------------------------------- -------------------------- ------------------
Fiscal Year Ended March 31, 2003
-------------------------------------------------------- -------------------------- ------------------
-------------------------------------------------------- -------------------------- ------------------
Asset Allocation Fund (a)                                       $2,201,107               $72,592
-------------------------------------------------------- -------------------------- ------------------
-------------------------------------------------------- -------------------------- ------------------
Asset Allocation Fund (b)                                       $1,175,152               $36,651
-------------------------------------------------------- -------------------------- ------------------
-------------------------------------------------------- -------------------------- ------------------
Balanced Fund                                                    $718,376                $23,599
-------------------------------------------------------- -------------------------- ------------------
-------------------------------------------------------- -------------------------- ------------------
Foundation Fund                                                  $877,813                $18,673
-------------------------------------------------------- -------------------------- ------------------
------------------------------------------------------------------------------------------------------
Fiscal Year or Period Ended March 31, 2002
------------------------------------------------------------------------------------------------------
-------------------------------------------------------- -------------------------- ------------------
Asset Allocation Fund (c)                                           $0                     $0
-------------------------------------------------------- -------------------------- ------------------
-------------------------------------------------------- -------------------------- ------------------
Balanced Fund                                                   $1,184,664               $19,074
-------------------------------------------------------- -------------------------- ------------------
-------------------------------------------------------- -------------------------- ------------------
Foundation Fund                                                 $2,169,768               $16,945
======================================================== ========================== ==================

(a) For the one month ended March 31, 2003. Asset Allocation Fund changed its fiscal year end from February 28 to March 31, effective March 31, 2003.
(b)  For the year ended February 28, 2003.
(c)  For the year ended February 28, 2002.

12b-1 Fees

         Below are the 12b-1 fees paid by each Fund for the fiscal year or period ended March 31, 2004. Class I shares do not pay 12b-1 fees; Class A shares do not pay distribution fees. For more information, see "Distribution Expenses Under Rule 12b-1" in Part 2 of this SAI.

========================= ============== ============================= =========================== ===========================
                             Class A               Class B                      Class C                     Class R
Fund
------------------------- -------------- ----------------------------- --------------------------- ---------------------------
------------------------- -------------- -------------- -------------- -------------- ------------ -------------- ------------
                          Service Fees   Distribution   Service Fees   Distribution   Service      Distribution   Service
                                         Fees                          Fees           Fees         Fees           Fees
------------------------- -------------- -------------- -------------- -------------- ------------ -------------- ------------
------------------------- -------------- -------------- -------------- -------------- ------------ -------------- ------------
Asset Allocation Fund     $726,304       $2,203,685     $734,562       $2,203,547     $734,515     $0             $3
------------------------- -------------- -------------- -------------- -------------- ------------ -------------- ------------
------------------------- -------------- -------------- -------------- -------------- ------------ -------------- ------------
Balanced Fund             $2,107,031     $738,044       $246,014         $103,766       $34,588    N/A            N/A
------------------------- -------------- -------------- -------------- -------------- ------------ -------------- ------------
------------------------- -------------- -------------- -------------- -------------- ------------ -------------- ------------
Foundation Fund            $1,180,746     $3,676,161     $1,225,387      $818,359      $272,786    N/A            N/A
========================= ============== ============== ============== ============== ============ ============== ============

Trustee Compensation

         Listed below is the Trustee compensation paid by the Trust for the fiscal year ended March 31, 2004 and by the Trust and the ten other trusts in the Evergreen fund complex for the twelve months ended December 31, 2003. The Trustees do not receive pension or retirement benefits from the Evergreen funds. For more information, see "Management of the Trust" in Part 2 of this SAI.

================================================================================================
             Trustee               Aggregate Compensation from   Total Compensation from Trust
                                                                   and Fund Complex Paid to
                                    Funds for the fiscal year   Trustees for the twelve months
                                         ended 3/31/2004              ended 12/31/2003(1)
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Laurence B. Ashkin(2)                         $1,268                        $70,000
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Charles A. Austin III                         $3,961                       $153,000
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Arnold H. Dreyfuss(2)                         $1,268                        $70,000
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Shirley L. Fulton (3)                           $0                            $0
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
K. Dun Gifford                                $4,547                       $178,500
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Leroy Keith, Jr.                              $3,830                       $153,000
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Gerald M. McDonnell                           $3,830                       $153,000
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Thomas L. McVerry(4)                            $0                          $22,500
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
William Walt Pettit                           $3,830                       $153,000
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
David M. Richardson                           $3,830                       $153,000
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Russell A. Salton, III                        $4,290                       $163,500
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Michael S. Scofield                           $5,020                       $193,500
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Richard J. Shima                              $4,254                       $168,000
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Richard K. Wagoner                            $3,830                       $153,000
================================================================================================

  (1) Certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2003. The amounts listed below will be payable in later years to the respective Trustees:

Austin                   $91,800
McVerry                  $22,500
Pettit                   $153,000
Shima                    $58,800

(2) As of December 31, 2003, Mr. Ashkin and Mr. Dreyfuss' three-year terms as Trustee Emeriti expired. They received compensation through December 31, 2003.
(3)      Ms. Fulton became a Trustee effective April 1, 2004.
(4) On February 3, 2003, Mr. McVerry resigned. He received compensation through February 2003.


                                   PERFORMANCE

Total Return

         Below are the average annual total returns for each class of shares of the Funds (including applicable sales charges) as of March 31, 2004. The after-tax returns shown for each Fund's oldest class or one of each Fund's oldest classes; after-tax returns for other classes will vary. For more information, see "Total Return" under "Performance Calculations" in Part 2 of this SAI.

======================= ==================== ===================== ==================== =====================
                                                                   Ten Years or Since
                                                                        Inception          Inception Date
      Fund/Class             One Year             Five Years          Date of Class           of Class
----------------------- -------------------- --------------------- -------------------- ---------------------
-------------------------------------------------------------------------------------------------------------
Asset Allocation Fund (1)
-------------------------------------------------------------------------------------------------------------
----------------------- -------------------- --------------------- -------------------- ---------------------
Class A                       25.55%                8.89%                 9.99%              7/29/1996
----------------------- -------------------- --------------------- -------------------- ---------------------
----------------------- -------------------- --------------------- -------------------- ---------------------
Class A+                      24.81%                6.76%                 7.51%              7/29/1996
----------------------- -------------------- --------------------- -------------------- ---------------------
-------------------------------------------------------------------------------------------------------------
(after taxes on distributions)
-------------------------------------------------------------------------------------------------------------
----------------------- -------------------- --------------------- -------------------- ---------------------
Class A+                      16.60%                6.34%                 7.14%              7/29/1996
----------------------- -------------------- --------------------- -------------------- ---------------------
-------------------------------------------------------------------------------------------------------------
(after taxes on distributions and sale of Fund shares)
-------------------------------------------------------------------------------------------------------------
----------------------- -------------------- --------------------- -------------------- ---------------------
Class B                       27.30%                9.73%                10.72%              10/3/2002
----------------------- -------------------- --------------------- -------------------- ---------------------
----------------------- -------------------- --------------------- -------------------- ---------------------
Class C                       31.36%                10.01%               10.72%              10/3/2002
----------------------- -------------------- --------------------- -------------------- ---------------------
----------------------- -------------------- --------------------- -------------------- ---------------------
Class I                       33.65%                10.30%               10.91%              10/3/2002
----------------------- -------------------- --------------------- -------------------- ---------------------
----------------------- -------------------- --------------------- -------------------- ---------------------
Class R                       33.03%                10.18%               10.83%              10/10/2003
----------------------- -------------------- --------------------- -------------------- ---------------------
-------------------------------------------------------------------------------------------------------------
Balanced Fund (2)
----------------------- -------------------- --------------------- -------------------- ---------------------
Class A                       13.97%                0.50%                 7.52%              1/20/1998
----------------------- -------------------- --------------------- -------------------- ---------------------
----------------------- -------------------- --------------------- -------------------- ---------------------
Class B                       15.06%                0.64%                 7.64%              9/11/1935
----------------------- -------------------- --------------------- -------------------- ---------------------
----------------------- -------------------- --------------------- -------------------- ---------------------
Class B+                      14.57%                -1.22%                5.20%              9/11/1935
----------------------- -------------------- --------------------- -------------------- ---------------------
-------------------------------------------------------------------------------------------------------------
(after taxes on distributions)
-------------------------------------------------------------------------------------------------------------
----------------------- -------------------- --------------------- -------------------- ---------------------
Class B+                       9.78%                -0.22%                5.51%              9/11/1935
----------------------- -------------------- --------------------- -------------------- ---------------------
-------------------------------------------------------------------------------------------------------------
(after taxes on distributions and sale of Fund shares
-------------------------------------------------------------------------------------------------------------
----------------------- -------------------- --------------------- -------------------- ---------------------
Class C                       18.91%                0.93%                 7.96%              1/22/1998
----------------------- -------------------- --------------------- -------------------- ---------------------
----------------------- -------------------- --------------------- -------------------- ---------------------
Class I                       21.03%                1.90%                 8.30%              1/26/1998
----------------------- -------------------- --------------------- -------------------- ---------------------
-------------------------------------------------------------------------------------------------------------
Foundation Fund (3)
-------------------------------------------------------------------------------------------------------------
----------------------- -------------------- --------------------- -------------------- ---------------------
Class A                       14.68%                -0.87%                7.16%               1/3/1995
----------------------- -------------------- --------------------- -------------------- ---------------------
----------------------- -------------------- --------------------- -------------------- ---------------------
Class B                       15.83%                -0.76%                7.04%               1/3/1995
----------------------- -------------------- --------------------- -------------------- ---------------------

----------------------- -------------------- --------------------- -------------------- ---------------------
Class C                       19.85%                -0.44%                7.03%               1/3/1995
----------------------- -------------------- --------------------- -------------------- ---------------------
Class I                       22.10%                0.57%                 8.04%               1/2/1990
----------------------- -------------------- --------------------- -------------------- ---------------------
----------------------- -------------------- --------------------- -------------------- ---------------------
Class I+                      21.49%                -0.79%                6.38%               1/2/1990
----------------------- -------------------- --------------------- -------------------- ---------------------
-------------------------------------------------------------------------------------------------------------
(after taxes on distributions)
-------------------------------------------------------------------------------------------------------------
----------------------- -------------------- --------------------- -------------------- ---------------------
Class I+                      14.35%                -0.07%                6.15%               1/2/1990
----------------------- -------------------- --------------------- -------------------- ---------------------
-------------------------------------------------------------------------------------------------------------
(after taxes on distributions and sale of Fund shares)
=============================================================================================================

(1) Historical performance shown for Classes B, C, I and R prior to their inception is based on the performance of Class A, the original class offered.
Historical performance for Class A prior to 10/3/2002 is based on the performance of Class III of the fund's predecessor fund, GMO Global Balanced Allocation Fund. The historical returns for Class A, B, C, and R have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A, 1.00% for Classes B and C and 0.50% for Class R. Class I of the Fund does not, and Class III of the predecessor fund did not pay 12b-1 fees. If the Class A, B, C and R 12b-1 fees had been reflected, returns for Class A, B, C and R would have been lower.

(2) Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

(3) Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

+ The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After tax returns on distributions and the sale of Fund shares assumes a complete sale of fund shares at the end measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Current Yield

         Below are the current yields for Balanced Fund and Foundation Fund as of March 31, 2004. For more information, see "30-day Yield under Performance Calculation in Part 2 of this SAI.

------------------------------------------------------------------------------------------------------
  Fund                               Class A Shares      Class B Shares    Class C Shares Class I Shares

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Balanced Fund                                   1.28%         0.66%         0.66%          1.66%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Foundation Fund                                 0.94%         0.30%         0.30%          1.29%
------------------------------------------------------------------------------------------------------

                      COMPUTATION OF CLASS A OFFERING PRICE

         Class A shares are sold at the net asset value (NAV) plus a sales charge. Below is an example of the method of computing the offering price of Class A shares of each applicable Fund. The example assumes a purchase of Class A shares of each Fund aggregating less than $50,000 based upon the NAV of each Fund's Class A shares at March 31, 2004. For more information, see "Pricing of Shares" in Part 2 of this SAI.

===================================================================================================================

                                                        Net Asset Value                        Offering Price Per
                         Fund                              Per Share          Sales Charge            Share
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund                                        $12.97              5.75%               $13.76
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Balanced Fund                                                $8.20               5.75%                $8.70
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Foundation Fund                                              $16.61              5.75%               $17.62
===================================================================================================================

                                SERVICE PROVIDERS

Administrator

         Evergreen Investment Services, Inc. (EIS), 200 Berkeley Street, Boston, MA 02116-5034, a subsidiary of Wachovia, serves as administrator to the Funds, subject to the supervision and control of the Trust's Board of Trustees. EIS provides the Funds with facilities, equipment and personnel, and is entitled to receive from each fund annual fees at the following rate:

=================================== ======================================
     Average Daily Net Assets                  Administrative
      of the Evergreen funds                 Services Fee Rates
----------------------------------- --------------------------------------
----------------------------------- --------------------------------------
        First $50 billion                          0.100%
----------------------------------- --------------------------------------
----------------------------------- --------------------------------------
         Next $25 billion                          0.090%
----------------------------------- --------------------------------------
----------------------------------- --------------------------------------
         Next $25 billion                          0.080%
----------------------------------- --------------------------------------
----------------------------------- --------------------------------------
         Next $25 billion                          0.075%
----------------------------------- --------------------------------------
----------------------------------- --------------------------------------
   On assets over $125 billion                     0.050%
=================================== ======================================

     Below are the administrative fees paid by each Fund for the last three fiscal years or periods. Prior to December 31, 2002, the Funds paid EIS under a different fee schedule. Amounts paid by Asset Allocation Fund for the fiscal year ending 2002 were paid by the predecessor fund.

=============================================== ============================

Fund/Fiscal Year or Period                         Administrative
                                                      Fees Paid
----------------------------------------------------------------------------
Fiscal Year Ended March 31, 2004
----------------------------------------------------------------------------
----------------------------------------------- ----------------------------
Asset Allocation Fund                                    $858,621
----------------------------------------------- ----------------------------
----------------------------------------------- ----------------------------
Balanced Fund                                           $1,061,784
----------------------------------------------- ----------------------------
----------------------------------------------- ----------------------------
Foundation Fund                                            $1,284,241
----------------------------------------------- ----------------------------
----------------------------------------------------------------------------
Fiscal Year or Period Ended March 31, 2003
----------------------------------------------------------------------------
----------------------------------------------- ----------------------------
Asset Allocation Fund (a)                                 $6,009
----------------------------------------------- ----------------------------
----------------------------------------------- ----------------------------
Asset Allocation Fund (b)                                 $3,702
----------------------------------------------- ----------------------------
----------------------------------------------- ----------------------------
Balanced Fund                                           $1,055,815
----------------------------------------------- ----------------------------
----------------------------------------------- ----------------------------
Foundation Fund                                         $1,557,128
----------------------------------------------- ----------------------------
----------------------------------------------------------------------------
Fiscal Year or Period Ended March 31, 2002
----------------------------------------------------------------------------
----------------------------------------------- ----------------------------
Asset Allocation Fund (c)                                   $0
----------------------------------------------- ----------------------------
----------------------------------------------- ----------------------------
Balanced Fund                                           $1,086,304
----------------------------------------------- ----------------------------
----------------------------------------------- ----------------------------
Foundation Fund                                         $2,480,524
=============================================== ============================

(a) For the one month ended March 31, 2003. Asset Allocation Fund changed its fiscal year end from February 28 to March 31, effective March 31, 2003.
(b)  For the year ended February 28, 2003.
(c)  For the year ended February 28, 2002.

Transfer Agent

         Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, MA 02266-8400, a subsidiary of Wachovia, is the Funds' transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts.

         Each Fund pays ESC annual fees as follows:

                 ============================= =============== ==============
                                                 Annual Fee     Annual Fee
                                                  Per Open      Per Closed
                                                  Account*       Account**
                 Fund Type
                 ----------------------------- --------------- --------------
                 ----------------------------- --------------- --------------
                 Monthly Dividend Funds            $26.75          $9.00
                 ----------------------------- --------------- --------------
                 ----------------------------- --------------- --------------
                 Quarterly Dividend Funds          $25.75          $9.00
                 ----------------------------- --------------- --------------
                 ----------------------------- --------------- --------------
                 Semiannual Dividend Funds         $24.75          $9.00
                 ----------------------------- --------------- --------------
                 ----------------------------- --------------- --------------
                 Annual Dividend Funds             $24.75          $9.00
                 ============================= =============== ==============

* For shareholder accounts only. The Fund pays ESC cost plus 15% for broker accounts.
** Closed accounts are maintained on the system in order to facilitate historical and tax information.

Distributor

         EIS, 200 Berkeley Street, Boston, Massachusetts 02116-5034, markets the Funds through broker-dealers and other financial representatives.

Independent Registered Public Accounting Firm

         KPMG LLP, 99 High Street, Boston, MA 02110, audits the financial statements of each Fund.

Custodian

         State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, keeps custody of each Fund's securities and cash and performs other related duties.

Legal Counsel

     Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006, provides legal advice to the Funds.

                           SPECIAL TAX CONSIDERATIONS

         Asset Allocation Fund will not be able to offset gains realized by one underlying fund in which the Fund invests against losses realized by another underlying fund in which the Fund invests. Accordingly, the investment of the Fund in underlying funds could affect the amount, timing and character of distributions to shareholders of the Fund.


                              FINANCIAL STATEMENTS

         The audited financial statements are incorporated by reference to each Fund's Annual Report, copies of which may be obtained without charge from Evergreen Service Company, LLC, P.O. Box 8400, Boston, MA 02266-8400, by calling Evergreen Service Company, LLC toll-free at 1.800.343.2898, or by downloading it off our website at EvergreenInvestments.com.

                                UNDERLYING FUNDS


     The following is a summary of each of the underlying funds, which are managed by Grantham, Mayo, Van Otterloo & Co. LLC ("GMO" or the "Manager"), in which the Asset Allocation Fund may invest. Following the summaries is a list of definitions of each Underlying Fund's benchmark.


U.S. EQUITY FUNDS

GMO U.S. CORE FUND

Investment Objective: GMO U.S. Core Fund ("U.S. Core Fund") seeks high total return. U.S. Core Fund seeks to achieve its objective by outperforming its benchmark. U.S. Core Fund's current benchmark is the S&P 500 Index.

Investment Universe: U.S. Core Fund typically makes equity investments in larger capitalized U.S. companies to gain broad exposure to the U.S. equity market. Under normal circumstances, U.S. Core Fund invests at least 80% of its assets in investments tied economically to the U.S. U.S. Core Fund may also use derivatives.

Principal Investments: U.S. Core Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, U.S. Core Fund may (but is not obligated to) use a wide-variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to: (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

Methodology/Portfolio Construction: The Manager uses proprietary research and multiple quantitative models to seek out stocks it believes are undervalued as well as stocks it believes have improving fundamentals. Generally, these stocks are out of favor with investors and currently trading at these prices below what the Manager believes to be their true fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the Manager and the models used may change over time.

Risks: The most significant risk of an investment in U.S. Core Fund is Stock Market Risk as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus.

GMO U.S. QUALITY EQUITY FUND

Investment Objective: U.S. Quality Equity Fund ("Quality Fund") seeks high total return. U.S. Quality Equity Fund seeks to achieve its objective by outperforming its benchmark. Quality Fund's current benchmark is the S&P 500 Index.

Investment Universe: Quality Fund typically makes equity investments in larger capitalized U.S. companies. Under normal circumstances, Quality Fund invests at least 80% of its assets in equity investments tied economically to the U.S. Quality Fund may also use derivatives. The Fund typically holds between 40-80 stocks.

Principal Investments: Quality Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, Quality Fund may (but is not obligated to) use a wide-variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to: (hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivatives instruments); and (iii) manage risk by implementing shifts in investment exposure.

Methodology/Portfolio Construction: The Manager uses proprietary quality models to evaluate an issuer's quality score based on several factors including, but not limited to, expected earnings volatility (actual historical volatility and current volatility as measured by the disparity among analysts' current estimates), profits (return on equity), and operational and financial leverage (amount of fixed operating costs together with total outstanding debt in relation to equity). The Manager also uses proprietary research and multiple quantitative models to seek out stocks it believes are undervalued and stocks it believes have improving fundamentals. Generally, these stocks are out of favor with investors and currently trading at prices below what the Manager believes to be their true fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the Manager and the models used may change over time.

Risks: A most significant risk of an investment in Quality Fund is Stock Market Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus. Another most significant risk of an investment in Quality Fund is Non-Diversification Risk. Quality Fund is non-diversified, which means it is allowed to invest in a relatively small number of securities. Because Quality Fund may invest a greater percentage of its assets in the securities of a single issuer than if it were diversified, a decline in the market value of a particular security held by Quality Fund may affect the Quality Fund's performance more than if Quality Fund were diversified.

GMO VALUE FUND

Investment Objective: GMO Value Fund ("Value Fund") seeks long-term capital growth. GMO Value Fund seeks to achieve its objective by outperforming its benchmark. Value Fund's current benchmark is the Russell 1000(R) Value Index.

Investment Universe: Value Fund typically makes equity investments in companies whose stocks are included in the Russell 1000(R) Index, or in companies with size and value characteristics similar to those of companies with stocks in the Russell 1000(R) Index. Value Fund may also use derivatives.

Principal Investments: Value Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Value Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivatives instruments); and (iii) manage risk by implementing shifts in investment exposure.

Methodology/Portfolio Construction: The Manager uses proprietary quantitative modes to identify an initial group of stocks trading at prices below what the Manager believes to be their true fundamental value. The Manager then applies traditional fundamental analysis to evaluate a potential issuer's financial, operational, and management strength. The Manager evaluates the resulting stock selection in light of its analysis of the attractiveness of sectors and industries and tilts the final portfolio accordingly.

Risks: The most significant risks of an investment in Value Fund are Stock Market Risk and Investment Style Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus.

GMO INTRINSIC VALUE FUND

Investment Objective: GMO Intrinsic Value Fund ("Intrinsic Value Fund") seeks long-term capital growth. Intrinsic Value Fund seeks to achieve its objective by outperforming its benchmark. Intrinsic Value Fund's current benchmark is the Russell 1000(R)Value Index.

Investment Universe: Intrinsic Value Fund typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000(R) Index, or in companies with size and value characteristics similar to those of companies with stocks in the Russell 1000(R) Index. Intrinsic Value Fund may also use derivatives.

Principal Investments: Intrinsic Value Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, Intrinsic Value Fund may (but is not obligated to) use a wide-variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to: (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivatives instruments); and (iii) manage risk by implementing shifts in investment exposure.

Methodology/Portfolio Construction: The Manager uses proprietary research and multiple quantitative models to seek out stocks it believes are undervalued and have improving fundamentals. Generally, these stocks are trading at prices below what the Manager believes to be their true fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the Manager and the models used may change over time.

Risks: The most significant risks of an investment in Intrinsic Value Fund are Stock Market Risk and Investment Style Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus.

GMO GROWTH FUND

Investment Objective: GMO Growth Fund ("Growth Fund") seeks long-term capital growth. Growth Fund seeks to achieve its objective by outperforming its benchmark. Growth Fund's current benchmark is the Russell 1000(R) Growth Index.

Investment Universe: Growth Fund typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000(R) Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Russell 1000(R) Index. Growth Fund may also use derivatives.

Principal Investments: Growth Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, Growth Fund may (but is not obligated to) use a wide-variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to: (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivatives instruments); and (iii) manage risk by implementing shifts in investment exposure.

Methodology/Portfolio Construction: The Manager uses proprietary research and multiple quantitative models to identify stocks it believes have improving fundamentals. The Manager then narrows the selection to those stocks it believes have growth characteristics and are undervalued. Generally, these growth stocks are trading at prices below what the Manager believes to be their true fundamental value. The Manager also use proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the Manager and the models used may change over time.

Risks: The most significant risks of an investment in Growth Fund are Stock Market Risk and Investment Style Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus.

GMO REAL ESTATE FUND

Investment Objective: GMO Real Estate Fund ("Real Estate Fund ") seeks high total return. Real Estate Fund seeks to achieve its objective by outperforming its benchmark. Real Estate Fund's current benchmark is the Morgan Stanley REIT Index.

Investment Universe: Real Estate Fund typically makes equity investments in companies whose stocks are included in the Morgan Stanley REIT Index, or in companies with characteristics similar to those of companies with stocks in the Index. Under normal circumstances, Real Estate Fund will invest at least 80% of its assets in real estate investment trusts ("REITs"), which are managed vehicles that invest in real estate or real estate-related companies, and other real estate-related investments. The Manager defines real estate-related investments as investments by the Fund in companies whose principal activity involves the development, ownership, construction, management, or sale of real estate, companies with significant real estate holdings, and companies that provide products or services related to the real estate industry. Real Estate Fund typically invests in equity REITs and real estate related operating companies, which own real estate directly; mortgage REITs, which make construction, development or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Real Estate Fund may also use derivatives.

Principal Investments: Real Estate Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, Real Estate Fund may (but is not obligated to) use a wide-variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to: (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivatives instruments); and (iii) manage risk by implementing shifts in investment exposure.

Methodology/Portfolio Construction: The Manager uses proprietary research and multiple quantitative models to identify stocks that are trading at prices below what the Manager believes to be their true fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks) and market capitalization. The factors considered by the Manager and the models used may change over time.

Risks: A most significant risks of an investment in Real Estate Fund is Stock Market Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus. Another most significant risk of an investment in Real Estate Fund is Focused Investment Risk, which is increased risk from a fund's focusing investments in industries with high positive correlations to one another. This risk is particularly pronounced for Real Estate Fund, which makes substantial investments in real estate-related securities, making Real Estate Fund more susceptible to economic, market, political and other developments affecting real estate-related industries. In addition, another most significant risk of the Real Estate Fund is Real Estate Risk. Because a fundamental policy of the Fund is to concentrate its assets in real estate-related securities, the value of the Fund's portfolio can be expected to change in light of factors affecting the real estate industry and may fluctuate more widely than the value of a portfolio that consists of securities of companies in a broader range of industries.

GMO SMALL CAP VALUE FUND

Investment Objective: GMO Small Cap Value Fund ("Small Cap Value Fund") seeks long-term capital growth. Small Cap Value Fund seeks to achieve its objective by outperforming its benchmark. Small Cap Value Fund's current benchmark is the Russell 2500(R)Value Index.

Investment Universe: Small Cap Value Fund typically makes equity investments in companies whose stocks are included in the Russell 2500(R) Index, or in companies with total market capitalizations similar to those of companies with stocks in the Index ("small cap companies"). As of May 31, 2004, the average market capitalization of companies in the Russell 2500 universe was approximately $2 billion; the median market capitalization was approximately $637 million; and the capitalization of the largest company was approximately $6.9 billion. Under normal circumstances, Small Cap Value Fund invests at least 80% of its assets in securities of small cap companies.

Principal Investments: Small Cap Value Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, Small Cap Value Fund may (but is not obligated to) use a wide-variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to: (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivatives instruments); and (iii) manage risk by implementing shifts in investment exposure.

Methodology/Portfolio Construction: The Manager uses proprietary research and multiple quantitative models to identify small cap company stocks it believes are undervalued and have improving fundamentals. Generally, these stocks are trading at prices below what the Manager believes to be their true fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks) and industry and sector weights. The factors considered by the Manager and the models used may change over time.

Risks: The most significant risks of an investment in Small Cap Value Fund are Stock Market Risk, Investment Style Risk, and Market Capitalization Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus.

GMO SMALL CAP GROWTH FUND

Investment Objective: GMO Small Cap Growth Fund ("Small Cap Growth Fund") seeks long-term capital growth. Small Cap Growth Fund seeks to achieve its objective by outperforming its benchmark. The current benchmark of Small Cap Growth Fund is the Russell 2500(R)Growth Index.

Investment Universe: Small Cap Growth Fund typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar to those of companies with stocks in the Index ("small cap companies"). As of May 31, 2004, the average market capitalization of companies in the Russell 2500 universe was approximately $2 billion; the median market capitalization was approximately $637 million; and the capitalization of the largest company was approximately $6.9 billion. Under normal circumstances, Small Cap Growth Fund invests at least 80% of its assets in investments in small cap companies. Small Cap Growth Fund may also use derivatives.

Principal Investment: Small Cap Growth Fund intends to be fully invested, and will not generally take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, Small Cap Growth Fund may (but is not obligated to) use a wide-variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts, to: (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivatives instruments); and (iii) manage risk by implementing shifts in investment exposure.

Methodology/Portfolio Construction: The Manager uses proprietary research and multiple quantitative models to identify small cap company stocks it believes have improving fundamentals. The Manager then narrows the selection to small cap company stocks it believes have growth characteristics and are undervalued. Generally, these growth stocks are trading at prices below what the Manager believes to be their true fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks) and industry and sector weights. The factors considered by the Manager and the models used may change over time.

Risks: The most significant risks of an investment in the Small Cap Growth Fund are Stock Market Risk, Investment Style Risk, and Market Capitalization Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus.

FIXED INCOME FUNDS

GMO DOMESTIC BOND FUND

Investment Objective: GMO Domestic Bond Fund ("Domestic Bond Fund") seeks high total return. Domestic Bond Fund seeks to achieve its objective by outperforming its benchmark. Domestic Bond Fund's current benchmark is the Lehman Brothers U.S. Government Bond Index.

Principal Investments: Domestic Bond Fund seeks exposure primarily to U.S. investment-grade bonds, including U.S. government securities and asset-backed securities issued by U.S. government agencies including securities neither guaranteed nor insured by the U.S. government, convertible bonds and asset-backed securities of private issuers. Domestic Bond Fund achieves this exposure by primarily investing in shares of GMO Short-Duration Collateral Fund
(SDCF) directly in fixed income securities, and in exchange-traded and over-the-counter derivative instruments (including synthetic bonds). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local, and foreign governments). Under normal circumstances, Domestic Bond Fund invests at least 80% of its assets in bond investments tied economically to the United States (See below for a description of SDCF.)

Domestic Bond Fund may also expose some of its assets to foreign credit, and may invest some of its assets in lower-rated securities.

Methodology/Portfolio Construction: The Manager employs fundamental and proprietary research techniques and quantitative applications to identify bond investments the Manager believes are undervalued. The Manager also considers issue-specific risk in the selection process. While not a principal consideration of the Manager, the Manager normally seeks to cause the duration of Domestic Bond Fund to approximate that of its benchmark. (4.96 years as of 5/31/04).


Certain investors may invest in Domestic Bond Fund for short-term purposes (e.g., pending investment in another GMO fund) and, as a result, Domestic Bond Fund may be subject to short-term trading and related trading and other costs.

Risks: The most significant risks of an investment in Domestic Bond Fund are Interest Rate Risk and Derivatives Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus.

GMO CORE PLUS BOND FUND

Investment Objective: GMO Core Plus Bond Fund ("Core Plus Bond Fund") seeks high total return. Core Plus Bond Fund seeks to achieve its objective by outperforming its benchmark. Core Plus Bond Fund's current benchmark is the Lehman Brothers U.S. Aggregate Bond Index.

Principal Investments: Core Plus Bond Fund seeks exposure primarily to U.S. investment-grade bonds (including U.S. government securities and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and asset-backed securities issued by private issuers), with additional return sought through exposure to foreign bond and currency markets. Under normal circumstances, Core Plus Bond Fund invests at least 80% of its assets in bond investments.

Core Plus Bond Fund achieves U.S. bond market exposure by primarily investing in SDCF, synthetic bonds, and/or directly in U.S. government securities and other U.S. dollar-denominated fixed income securities (including investment-grade bonds, convertible bonds, collateralized bonds, and mortgage-backed securities of private issuers). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local, and foreign governments). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local, and foreign governments). Core Plus Bond Fund also uses credit default swaps to provide a measure of protection against defaults of corporate and sovereign issuers (i.e. to reduce risk where Core Plus Bond Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. Core Plus Bond Fund may also expose some of its assets to below investment grade securities (also known as "junk bonds"), including up to 5% of Core Plus Bond Fund's assets in the sovereign debt of emerging countries, generally by investing in GMO Emerging Country Debt Fund ("ECDF"). (See below for descriptions of SDCF and ECDF.)

Methodology/Portfolio Construction: The Manager employs fundamental and proprietary research techniques and quantitative applications to measure the relative values of the bond and currency markets and to determine currency and country allocations. Core Plus Bond Fund takes active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark by using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. Core Plus Bond Fund may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets.

While not a principal consideration of the Manager, the Manager normally seeks to maintain Core Plus Bond Fund's portfolio duration within 2 years of the benchmark's duration (4.83 years as of 5/31/04).

Risks: The most significant risks of an investment in Core Plus Bond Fund are Interest Rate Risk, Derivatives Risk, Foreign Investment Risk Emerging Markets Risk, and Credit Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus. Another most significant risk of an investment in Core Plus Bond Fund is Currency Risk. Core Plus Bond Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of Core Plus Bond Fund's shares will be affected by changes in exchange rates. To manage this risk, Core Plus Bond Fund may enter into currency futures contracts and forward currency exchange contracts. Although Core Plus Bond Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, Core Plus Bond Fund could lose money if it fails to predict accurately the future exchange rates. Core Plus Bond Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of Core Plus Bond Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if Core Plus Bond Fund is incorrect in its judgment of future exchange rate relationships, Core Plus Bond Fund could be in a less advantageous position than if such a hedge had not been established. Certain of the above-referenced risks may be more pronounced for Core Plus Bond Fund as a result of its investment in ECDF.


GMO INTERNATIONAL BOND FUND

Investment Objective: GMO International Bond Fund ("International Bond Fund") seeks high total return. International Bond Fund sseks to achieve its objective by outperforming its benchmark. International Bond Fund's current benchmark is the J.P. Morgan Non-U.S. Government Bond Index.

Principal Investments: International Bond Fund seeks exposure primarily to countries whose bonds are included in the J.P. Morgan Non-U.S. Government Bond Index, to investment-grade bonds denominated in various currencies, including asset-backed securities and collateralized bonds issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), and to private issuers. International Bond Fund intends to achieve this exposure by primarily investing in SDCF and "synthetic" bonds (rather than by making direct investments). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high-quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local and foreign governments). Under normal circumstances, the International Bond Fund invests at least 80% of its assets in bond investments.

International Bond Fund may expose some of its assets to below investment grade securities (also known as "junk bonds"), and may invest up to 5% of the International Bond Fund's assets in the sovereign debt of emerging countries, generally by investing in ECDF. (See below for descriptions of SDCF and ECDF).

Methodology/Portfolio Construction: The Manager employs fundamental and proprietary research techniques and quantitative applications to measure the relative values of the bond and currency markets and to determine currency and country allocations. International Bond Fund takes active overwieghted and underweighted positions in particular bond markets and currencies relative to its benchmark by using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. International Bond Fund may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets.

While not a principal consideration of the Manager, the Manager normally seeks to maintain International Bond Fund's duration within 2 years of the benchmark's duration (5.78 years as of 5/21/04)

Risks: The most significant risks of an investment in International Bond Fund are Interest Rate Risk, Derivatives Risk, Foreign Investment Risk, and Emerging Markets Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus. Another most significant risk of an investment in International Bond Fund is Currency Risk. International Bond Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of International Bond Fund's shares will be affected by changes in exchange rates. To manage this risk, International Bond Fund may enter into currency futures contracts and forward currency exchange contracts. Although, International Bond Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, International Bond Fund could lose money if it fails to predict accurately the future exchange rates. International Bond Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of International Bond Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if International Bond Fund is incorrect in its judgment of future exchange rate relationships, International Bond Fund could be in a less advantageous position than if such a hedge had not been established. Certain of the above-referenced risks may be more pronounced for International Bond fund as a result of its investment in ECDF.


GMO CURRENCY HEDGED INTERNATIONAL BOND FUND

Investment Objective: GMO Currency Hedged International Bond Fund ("Currency Hedged International Bond Fund") seeks high total return. Currency Hedged International Bond Fund seeks to achieve its objective by outperforming its benchmark. Currency Hedged International Bond Fund's current benchmark is the J.P. Morgan Non-U.S. Government Bond Index (Hedged) (ex-Japan).

Principal Investments: Currency Hedged International Bond Fund seeks exposure primarily to countries whose bonds are included in the J.P. Morgan Non-U.S. Government Bond Index ex-Japan to investment-grade bonds denominated in various currencies, including collateralized bonds, mortgage-backed securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), and to private issuers. Currency Hedged International Bond Fund achieves this exposure by primarily investing in SDCF and "synthetic" bonds (rather than by making direct investments). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local and foreign governments). Under normal circumstances, Currency Hedged International Bond Fund invests at least 80% of its assets in bond investments.

Currency Hedged International Bond Fund generally attempts to hedge at least 75% of its net foreign currency exposure back to the U.S. dollar. Currency Hedged International Bond Fund may also expose some of its assets to below investment grade securities (also known as "junk bonds"), and may invest up to 5% of Currency Hedged International Bond Fund's assets in the sovereign debt of emerging countries, generally by investing in the ECDF. (See below for descriptions of SDCF and ECDF.)

Methodology/Portfolio Construction: The Manager employs fundamental and proprietary research techniques and quantitative applications to measure the relative values of the bond and currency markets and to determine currency and country allocations. Currency Hedged International Bond Fund takes active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark by using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. Currency Hedged International Bond Fund may also use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets.

While not a principal consideration of the Manager, the Manager normally seeks to maintain Currency Hedged International Bond Fund's portfolio duration within 2 years of the benchmark's duration (5.89 years as of 5/31/04),

Risks: The most significant risks of an investment in Currency Hedged International Bond Fund are Interest Rate Risk, Derivatives Risk, Foreign Investment Risk and Emerging Markets Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus. Certain of the above-referenced risks may be more pronounced for Currency Hedged International Bond Fund as a result of its investment in ECDF.

GMO GLOBAL BOND FUND

Investment Objective: GMO Global Bond Fund ("Global Bond Fund") seeks high total return. Global Bond Fund seeks to achieve its objective by outperforming its benchmark. Global Bond Fund's current benchmark is the J.P. Morgan Global Government Bond Index.

Principal Investments: Global Bond Fund seeks exposure primarily to countries whose bonds are included in the J.P. Morgan Global Government Bond Index, to investment-grade bonds denominated in various currencies, including collateralized bonds, mortgage-backed securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), and to private issuers. Global Bond Fund achieves this exposure by primarily investing in SDCF and synthetic bonds (rather than by making direct investments). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local and foreign governments). Under normal circumstances, Global Bond Fund invests at least 80% of its assets in bond investments.

Global Bond Fund may also expose some of its assets to below investment grade securities (also known as "junk bonds"), and may invest up to 5% of Global Bond Fund's assets in the sovereign debt of emerging countries, generally by investing in ECDF. (See below for descriptions of SDCF and ECDF.)

Methodology/Portfolio Construction: The Manager employs fundamental and proprietary research techniques and quantitative applications to measure the relative values of the bond and currency markets and to determined currency and country allocations. The Fund takes active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark by using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. The Fund may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets.

While not a principal consideration of the Manager, the Manager normally seeks to maintain the Fund's portfolio duration within 2 years of the benchmark's duration (5.76 years as of 5/31/04).

Risks: The most significant risks of an investment in Global Bond Fund are Interest Rate Risk, Derivatives Risk, Foreign Investment Risk and Emerging Markets Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus. Another most significant risk of an investment in Global Bond Fund is Currency Risk. Global Bond Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of Global Bond Fund's shares will be affected by changes in exchange rates. To manage this risk, Global Bond Fund may enter into currency futures contracts and forward currency exchange contracts. Although, Global Bond Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, Global Bond Fund could lose money if it fails to predict accurately the future exchange rates. Global Bond Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of Global Bond Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if Global Bond Fund is incorrect in its judgment of future exchange rate relationships, Global Bond Fund could be in a less advantageous position than if such a hedge had not been established. Certain of the above-referenced risks may be more pronounced for Global Bond Fund as a result of its investment in ECDF.

GMO SHORT-DURATION INVESTMENT FUND

Investment Objective: GMO Short-Duration Investment Fund ("Short- Duration Investment Fund") seeks to provide current income. Short-Duration Investment Fund seeks to achieve its objective by outperforming its benchmark. Short-Duration Investment Fund's current benchmark is the Citigroup 3-Month Treasury Bill Index.

Principal Investments: Short-Duration Investment Fund seeks to provide current income to the extent consistent with the preservation of capital and liquidity. Short-Duration Investment Fund will have exposure primarily to securities issued or guaranteed by the U.S. government or its agencies and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), asset-backed securities issued by private issuers, high-quality prime commercial paper and master demand notes, high-quality corporate debt securities and high-quality debt securities backed by pools of commercial or consumer finance loans, repurchase agreements, and certificates of deposit, bankers' acceptances, and other bank obligations. Short-Duration Investment Fund may achieve this exposure indirectly by investing a substantial portion of its assets in SDCF or directly by investing in these securities. SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local and foreign governments). While the Short-Duration Investment Fund invests in high-quality instruments, it may choose not to dispose of a security whose rating is lowered after purchase. Short-Duration Investment Fund may also use derivatives. As of June 14, 2004, approximately 0.48% of Short-Duration Investment Fund's net assets were invested (through an investment in GMO Special Purpose Holding Fund) in defaulted asset-backed securities whose valuation is more uncertain and volatile than Short-Duration Investment Fund's investments generally. (See below for a description of SDCF.)

Methodology/Portfolio Construction: The Manager uses fundamental investment techniques to select bonds with high relative yield spreads. Under normal circumstances, Short-Duration Investment Fund seeks to maintain a duration of slightly longer than the three-month duration of Short-Duration Investment Fund's benchmark. It may do so by investing in bonds with longer maturities while hedging the interest rate exposure through the use of derivatives, resulting in a shorter effective duration. As a result, Short-Duration Investment Fund's dollar-weighted average portfolio maturity may be substantially longer than Short-Duration Investment Fund's dollar-weighted average portfolio duration. Short-Duration Investment Fund is not a money market fund and is not subject to the portfolio quality, maturity, and other requirements of money market funds. However, certain investors may invest in Short-Duration Investment fund for short-term purposes (e.g., pending investment in another GMO fund) and, as a result, Short-Duration Investment Fund may be subject to short-term trading and related trading and other costs.

Risks: The most significant risks of an investment in Short-Duration Investment Fund are Interest Rate Risk and Credit Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus.

GMO GLOBAL HEDGED EQUITY FUND

Investment Objective: GMO Global Hedged Equity Fund ("Global Hedged Equity Fund") seeks high total return. Global Hedged Equity Fund's current benchmark is the Citigroup 3-Month Treasury Bill Index.

Investment Universe and Principal Investments: Global Hedged Equity Fund invests primarily in shares of GMO U.S. Equity Funds and GMO International Equity Funds (including the GMO Emerging Market Fund, GMO Emerging Countries Fund, and GMO Asia Fund, which primarily make investments in emerging markets) (the "GMO funds"), or directly in equity securities of the type invested in by these GMO funds. Global Hedged Equity Fund implements its strategy with either direct or indirect exposure to a combination of U.S, international, and emerging market equities.

Principal Investments and Methodology/Portfolio Construction: Under normal circumstances, Global Hedged Equity Fund invests at least 80% of its assets in equity investments. The Manager forecasts returns for a broad range of global asset classes (e.g., international equity, U.S. equity, and emerging markets) and sub-asset classes (e.g., small cap stocks in the international equity asset class and quality stocks in the U.S. equity and emerging equity asset classes), using quantitative applications to evaluate current economic and corporate fundamentals in relation to global market prices for each asset class over a rolling 7 year period. The Manager then compares the forecasted returns of the relevant sub-asset class to the individual asset class and seeks to invest in those sub-asset classes (hedging out the return of the overall asset class) that are expected to provide significant excess return when compared to the overall asset class.

The U.S. equity portion of the portfolio is hedged using exchange-traded S&P 500 futures contracts. The international equity portion of the portfolio is hedged using foreign exchange-traded futures contracts and swap contracts in which Global Hedged Equity Fund is obligated to pay the return of foreign markets in return for a U.S. dollar-based interest rate. The emerging market equity portion of the portfolio is hedged using U.S. and foreign exchange-traded futures and swap contracts in which Global Hedged Equity Fund is obligated to pay the return of foreign markets in return for a U.S. dollar-based interest rate.

To the extent that Global Hedged Equity Fund's hedging positions are effective, the performance of Global Hedged Equity Fund is not expected to correlate with the movements of equity markets generally. Instead, it is expected to perform more like a short-term fixed income fund, with variation in return (alpha) resulting from the Manager's outperformance or underperformance relative to equity markets generally.

Risks: The most significant risks of an investment in Global Hedged Equity Fund are Stock Market Risk, Fund of Funds Risk, Derivatives Risk, Foreign Investment Risk, and Emerging Markets Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus.

GMO INFLATION INDEXED BOND FUND

Investment Objective: GMO Inflation Indexed Bond Fund ("Inflation Indexed Bond Fund") seeks high total return. Inflation Indexed Bond Fund seeks to achieve its objective by outperforming its benchmark. Inflation Indexed Bond Fund's current benchmark is the Lehman Brothers U.S. Treasury Inflation Notes Index.

Principal Investments: Inflation Indexed Bond Fund invests primarily in securities that are indexed or otherwise "linked" to general measures of inflation in the country of issue. Inflation Indexed Bond Fund intends to invest directly in fixed income securities, including inflation indexed bonds issued by the U.S. and foreign governments (including securities neither guaranteed nor insured by the U.S. government) and corporate issuers, and in shares of SDCF. SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular high quality asset-backed securities issued by a range of private and governmental issuers (including federal, state, local, and foreign governments). Under normal circumstances, Inflation Indexed Bond Fund invests at least 80% of its assets in inflation indexed bond investments. The Manager defines "inflation indexed bond investments" instruments that are "linked" to general measures of inflation because their principal and/or interest components change with general movements of inflation in the country of issue. (See below for a description of SDCF.

Inflation Indexed Bond Fund may also expose some of its assets to below investment grade securities (also known as "junk bonds"), and may make use of synthetic bonds to implement its strategy.

Methodology/Portfolio Construction: The Manager seeks to identify fixed income investments that, in the opinion of the Manager, represent favorable values relative to their market prices. While not a principal consideration of the Manager, the Manager normally seeks to cause the duration of Inflation Indexed Bond Fund to approximate that of its benchmark (8.66 years as of 5/31/04).

Risks: The most significant risks of an investment in Inflation Indexed Bond Fund are interest Rate Risk, Derivatives Risk, and Foreign Investment Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus.

GMO EMERGING COUNTRY DEBT FUND

Investment Objective: GMO Emerging Country Debt Fund ("ECDF") seeks high total return. ECDF seeks to achieve its objective by outperforming its benchmark. ECDF's current benchmark is the J.P. Morgan Emerging Markets Bond Index Global (EMBIG).

Investment Universe: ECDF invests primarily in sovereign debt of emerging countries in Asia, Latin American, the Middle East, Africa and Eastern Europe ("emerging countries"). Under normal circumstances, ECDF invests at least 80% of its assets in debt investments tied economically to emerging countries. Most of ECDF's holdings are typically below investment grade or, if unrated, deemed below investment grade by the Manager. Typical investments include, but are not limited to, sovereign debt (including Brady bonds and Euro bonds), bank loans to emerging countries, and debt issues of companies tied economically to emerging countries. ECDF may also invest in other U.S. and foreign securities, including government securities (including securities neither guaranteed nor insured by the U.S. government), corporate debt securities and mortgage-related and asset-backed securities. ECDF may acquire or hold issues that are in default and therefore not making any payments of principal or interest. Generally, at least 75% of its assets are denominated in, or hedged into, U.S. dollars.

Principal Investments: In pursuing its investment strategy, ECDF may (but is not obligated to) use exchange-traded and over-the-counter derivative instruments, including futures, options and swap contracts (including credit default swaps). ECDF uses credit default swaps to provide a measure of protection against defaults of corporate and sovereign issuers (i.e., to reduce risk when ECDF owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

Methodology/Portfolio Construction: The Manager emphasizes a "bottom-up" approach to examining and selecting emerging country securities, and uses advanced analytical techniques to seek to identify inefficiencies in the pricing of emerging country debt issues. While not a principal consideration of the Manager, the Manager normally seeks to cause the duration of ECDF to approximate that of its benchmark. (5.76 years as of 5/31/04).

Risks. The most significant risks of an investment in ECDF are Interest Rate Risk, Derivatives Risk, Foreign Investment Risk, Emerging Markets Risk, Leverage Risk and Credit Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus. Another most significant risk of an investment in ECDF is Liquidity Risk. ECDF's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for ECDF because it primarily makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions. Shareholders of the Asset Allocation Fund and/or an underlying fund investing in ECDF will be indirectly exposed to these risks, in addition to all risks associated with an investment in the Asset Allocation Fund and/or the relevant underlying fund.

GMO SHORT-DURATION COLLATERAL FUND

Investment Objective: GMO Short-Duration Collateral Fund ("SDCF") seeks total return in excess of its benchmark. SDCF's current benchmark is the J.P. Morgan U.S. 3-Month Cash Index.

Principal Investments: SDCF seeks to achieve its investment objective by investing primarily in relatively high quality, low volatility fixed income securities. In particular, it may invest a substantial portion of its assets in asset-backed securities, such as securities backed by pools of credit card receivables, automobile loans, educational loans, home equity loans, bonds issued by corporate or sovereign obligors, loans made to a variety of corporate commercial and industrial loan customers of one or more lending banks, or a combination of these bonds and loans. SDCF may also invest in mortgage-related securities, government securities, corporate debt securities, money market instruments, reverse repurchase agreements, and repurchase agreements. The fixed income securities in which SDCF may invest include securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government) and a wide range of private issuers, and may have various interest rate, payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. It will invest primarily in investment-grade securities (or comparable unrated securities) at the time of purchase. SDCF may continue to hold a security whose rating is downgraded to below- investment-grade status after purchase by SDCF.

Methodology/Portfolio Construction: In selecting fixed income securities for SDCF's portfolio, the Manager employs fundamental investment techniques to identify bond investments with yield spreads that are high relative to other fixed income securities with similar durations. SDCF may also use derivative instruments, including options, futures, options on futures, forward currency contracts, and swap contracts. In addition to investing directly in fixed income securities, SDCF may gain indirect exposure to securities through the use of "synthetic" bonds.

The Manager employs a variety of techniques to adjust the sensitivity of SDCF's value to changes in interest rates. This sensitivity is often measured by, and correlates strongly to, SDCF's portfolio duration. Under normal circumstances, the Manager expects that SDCF's dollar-weighted average portfolio duration will be 365 days or less. Efforts are made to control exposure to interest rate volatility, and the Manager may do so by investing in bonds with longer maturities while hedging the interest rate exposure through the use of derivatives, resulting in a shorter effective duration. As a result, SDCF's dollar-weighted average portfolio maturity may be substantially longer than its dollar-weighted average portfolio duration. In addition, SDCF's resulting exposure to interest rates through the use of hedging may vary as compared to direct investment in bonds with shorter maturities, and the Manager's investment in longer-term bonds may expose it to additional credit risks.

Risks: The principal risks of an investment in SDCF include Interest Rate Risk, Derivatives Risk, Leverage Risk and Credit Risk, as described in Asset Allocation Fund's prospectus. Another principal risk of an investment in SDCF is Focused Investment Risk, which is increased risk from a fund's focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another. Another principal risk of an investment in SDCF is Non-Diversification Risk. SDCF is non-diversified, which means it is allowed to invest in a relatively small number of securities. Because the fund may invest a greater percentage of its assets in the securities of a single issuer than if it were diversified, a decline in the market value of a particular security held by SDCF may affect SDCF's performance more than if SDCF were diversified. Another most significant risk of an investment in SDCF is Liquidity Risk. SDCF's ability to sell securities may be adversely affected by market size or legal restrictions. Shareholders of the Asset Allocation Fund and/or an underlying fund investing in SDCF will be indirectly exposed to these risks, in addition to all risks associated with an investment in the Asset Allocation Fund and/or the relevant underlying fund.


INTERNATIONAL EQUITY FUNDS

GMO INTERNATIONAL DISCIPLINED EQUITY FUND

Investment Objective: GMO International Disciplined Equity Fund ("International Disciplined Equity Fund") seeks high total return. International Disciplined Equity Fund seeks to achieve its objective by outperforming its benchmark. International Disciplined Equity Fund's current benchmark is the MSCI EAFE Index (Europe, Australasia, and Far East).

Investment Universe: International Disciplined Equity Fund typically invests in a diversified portfolio of equity investments from developed markets outside of the United States. Under normal circumstances, International Disciplined Equity Fund invests at least 80% of its assets in equity investments. International Disciplined Equity Fund may also use derivatives.

Principal Investments: International Disciplined Equity Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategies, International Disciplined Equity Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivatives instruments);
(iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. International Disciplined Equity Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of International Disciplined Equity Fund. However, International Disciplined Equity Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. International Disciplined Equity Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Methodology/Portfolio Construction: The Manager uses proprietary research and multiple quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

o        Stocks - valuation, firm quality, and improving fundamentals;

o Countries - stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and

o Currencies - export and producer price parity, balance of payments, interest rate differential, and relative strength of currencies.

The factors considered by the Manager and the models used may change over time. In using these models to construct International Disciplined Equity Fund's portfolio, the Manager expects that stock selection will reflect a slight bias for value stocks over growth stocks. The Manager seeks to manage International Disciplined Equity Fund's exposure to market capitalization categories (e.g., small cap, medium cap, and large cap) relative to International Disciplined Equity Fund's benchmark.

Risks. The most significant risks of an investment in International Disciplined Equity Fund are Stock Market Risk, and Foreign Investment Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus. Another most significant risk of an investment in International Disciplined Equity Fund is Currency Risk. International Disciplined Equity Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of International Disciplined Equity Fund's shares will be affected by changes in exchange rates. To manage this risk, International Disciplined Equity Fund may enter into currency futures contracts and forward currency exchange contracts. Although, International Disciplined Equity Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, International Disciplined Equity Fund could lose money if it fails to predict accurately the future exchange rates. International Disciplined Equity Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of International Disciplined Equity Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and the Manager is incorrect in its judgment of future exchange rate relationships, International Disciplined Equity Fund could be in a less advantageous position than if such a hedge had not been established. Another most significant risk of an investment in International Disciplined Equity Fund is Liquidity Risk. The International Disciplined Equity Fund's ability to sell securities may be adversely affected by market size or legal restrictions.

GMO INTERNATIONAL INTRINSIC VALUE FUND

Investment Objective: GMO International Intrinsic Value Fund ("International Intrinsic Value Fund") seeks high total return. International Intrinsic Value Fund seeks to achieve its objective by outperforming its benchmark. International Intrinsic Value Fund's current benchmark is the S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Value Style Index.

Investment Universe: International Intrinsic Value Fund typically invests in a diversified portfolio of equity investments from developed markets outside the U.S. International Intrinsic Value Fund may also use derivatives.

Principal Investments: International Intrinsic Value Fund fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, International Intrinsic Value Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. International Intrinsic Value Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of its net assets. However, International Intrinsic Value Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. International Intrinsic Value Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Methodology/Portfolio Construction: The Manager uses proprietary research and multiple quantitative models to evaluate and select individual stocks, countries and currencies based on several factors including:

o        Stocks - valuation, firm quality, and improving fundamentals;

o Countries - stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and

o Currencies - export and producer price parity, balance of payments, interest rate differential, and relative strength of currencies.

The factors considered by the Manager and the models used may change over time. In using these models to construct International Intrinsic Value Fund Fund's portfolio, the Manager expects that stock selection will reflect a significant bias for value stocks over growth stocks.

Risks: The most significant risks of an investment in International Intrinsic Value Fund are Stock Market Risk, Investment Style Risk, and Foreign Investment Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus. Another most significant risk of an investment in International Intrinsic Value Fund is Currency Risk. International Intrinsic Value Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of International Intrinsic Value Fund's shares will be affected by changes in exchange rates. To manage this risk, International Intrinsic Value Fund may enter into currency futures contracts and forward currency exchange contracts. Although, International Intrinsic Value Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, International Intrinsic Value Fund could lose money if it fails to predict accurately the future exchange rates. International Intrinsic Value Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of International Intrinsic Value Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if International Intrinsic Value Fund is incorrect in its judgment of future exchange rate relationships, International Intrinsic Value Fund could be in a less advantageous position than if such a hedge had not been established. Another most significant risk of an investment in International Intrinsic Value Fund is Liquidity Risk. International Intrinsic Value Fund's ability to sell securities may be adversely affected by market size or legal restrictions.

GMO INTERNATIONAL GROWTH FUND

Investment Objective: GMO International Growth Fund ("International Growth Fund") seeks high total return. International Growth Fund seeks to achieve its objective by outperforming its benchmark. International Growth Fund's current benchmark is the S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Growth Style Index.

Investment Universe: International Growth Fund typically invests in a diversified portfolio of equity investments from the world's developed markets outside the U.S. International Growth Fund may also use derivatives.

Principal Investments: International Growth Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, International Growth Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative and related instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures, contracts or other derivatives instruments); (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. International Growth Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of its net assets. However, International Growth Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. International Growth Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Methodology/Portfolio Construction: The Manager, using proprietary research and multiple quantitative models, seeks to add value by capitalizing on inefficiencies it perceives in the pricing of growth stocks. The Manager applies quantitative and fundamental investment principles to select growth stocks it believes have improving fundamentals and prices that reflect the relevant market's discount to their franchise value. The Manager maintains diversification across countries, and tilts International Growth Fund's portfolio in favor of countries that the Manager believes have the highest growth prospects or that the Manager believes are most undervalued. The Manager also considers factors that may influence the growth potential of a particular country, such as currency valuation. The factors considered by the Manager and the models used may change over time.

Risks: The most significant risks of an investment in International Growth Fund are Stock Market Risk, Investment Style Risk, and Foreign Investment Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus. Another most significant risk of an investment in International Growth Fund is Currency Risk. International Growth Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of International Growth Fund's shares will be affected by changes in exchange rates. To manage this risk, International Growth Fund may enter into currency futures contracts and forward currency exchange contracts. Although, International Growth Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, International Growth Fund could lose money if it fails to predict accurately the future exchange rates. International Growth Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of International Growth Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if International Growth Fund is incorrect in its judgment of future exchange rate relationships, International Growth Fund could be in a less advantageous position than if such a hedge had not been established. Another most significant risk of an investment in International Growth Fund is Liquidity Risk. International Growth Fund's ability to sell securities may be adversely affected by market size or legal restrictions.

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND

Investment Objective: GMO Currency Hedged International Equity Fund ("Currency Hedged International Fund") seeks high total return. Currency Hedged International Fund seeks to achieve its objective by outperforming its benchmark Currency Hedged International Fund's current benchmark is the MSCI EAFE Index (Europe, Australasia, and Far East) (Hedged).

Investment Universe: Currency Hedged International Fund invests to varying extents in other mutual funds managed by GMO, including GMO International Disciplined Equity Fund, GMO International Intrinsic Value Fund and GMO International Growth Fund (collectively, "GMO funds"). Under normal circumstances, Currency Hedged International Fund invests at least 80% of its assets in equity investments. Currency Hedged International Fund also intends to use derivatives.

Principal Investments: Currency Hedged International Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, Currency Hedged International Fund intends to (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts.

Methodology/Portfolio Construction: The Manager allocates Currency Hedged International Equity Fund's assets among the underlying Funds based on its analysis of the relative attractiveness of value versus growth investing styles. The Manager uses proprietary research and multiple quantitative models to measure the discount at which value stocks trade relative to growth stocks generally, as well as to analyze the predicted returns of the two styles in the markets. The Manager also creates forecasted returns for currencies, considering factors such as relative valuations, export and producer price parity, balance of payments, and interest rates.

The Manager will look at the underlying Funds' holdings to measure base currency exposure and then attempt to hedge at least 70% of the foreign currency exposure in the underlying Funds' investments back to the U.S. dollar. While the Fund's benchmark is fully hedged, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Risks. The most significant risks of an investment in Currency Hedged International Fund are Fund of Funds Risk, Stock Market Risk, Derivatives Risk, and Foreign Investment Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus. Another most significant risk of an investment in Currency Hedged International Fund is Liquidity Risk. The underlying GMO Funds' ability to sell securities may be adversely affected by market size or legal restrictions.

GMO FOREIGN FUND

Investment Objective: GMO Foreign Fund ("Foreign Fund") seeks high total return. Foreign Fund seeks to achieve its objective by outperforming its benchmark. Foreign Fund's current benchmark is the MSCI EAFE Index (Europe, Australasia, and Far East).

Investment Universe: Foreign Fund typically makes equity investments in non-U.S. companies, including the companies in developed and emerging markets listed in the MSCI database (approximately 4,000 companies). Under normal circumstances, Foreign Fund invests at least 80% of its assets in investments tied economically to countries outside the United States. Foreign Fund may also use derivatives.

Principal Investments: Foreign Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. Foreign Fund may be exposed to emerging markets, but these investments will generally comprise 10% or less of Foreign Fund's assets. In pursuing its investment strategy, Foreign Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swaps, to adjust its foreign currency exposure.

Methodology/Portfolio Construction:

o Stock Selection - The Manager employs a disciplined quantitative screening process combined with fundamental insights on the markets to analyze issuers and country economics. The Manager separates companies with valuations it believes are deservedly low from those that it believes represent investment opportunities. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. Company visits by the Manager to evaluate management and production facilities are an integral part of the investment process.

o Country selection - Overweightings and underweightings of Foreign Fund's country selections relative to its benchmark are determined by a cumulative quantitative value score for each country together with the Manager's evaluation of the country's fundamentals.

Risks: The most significant risks of an investment in Foreign Fund are Stock Market Risk, Investment Style Risk, Foreign Investment Risk and Emerging Markets Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus. Another most significant risk of an investment in Foreign Fund is Currency Risk. Foreign Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of Foreign Fund's shares will be affected by changes in exchange rates. To manage this risk, Foreign Fund may enter into currency futures contracts and forward currency exchange contracts. Although, Foreign Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, Foreign Fund could lose money if it fails to predict accurately the future exchange rates. Foreign Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of Foreign Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if Foreign Fund is incorrect in its judgment of future exchange rate relationships, Foreign Fund could be in a less advantageous position than if such a hedge had not been established. Another most significant risk of an investment in Foreign Fund is Liquidity Risk. Foreign Fund's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Foreign Fund because it makes emerging market investments, which are not widely traded and which may be subject to purchase and sale restrictions.

GMO FOREIGN SMALL COMPANIES FUND

Investment Objective: GMO Foreign Small Companies Fund ("Foreign Small Companies Fund") seeks high total return. Foreign Small Companies Fund seeks to achieve its objective by outperforming its benchmark. Foreign Small Companies Fund's current benchmark is the S&P/Citigroup Extended Market Index ("EMI") World ex-U.S. Index.

Investment Universe: Foreign Small Companies Fund typically makes equity investments in companies located or doing business outside of the U.S. that are in the smallest 30% of companies in a particular country as measured by total market capitalization ("small companies"). Under normal circumstances, the Fund invests at least 80% of its assets in securities of small companies that are tied economically to countries outside the U.S. The market capitalization range of investments held by the Fund is generally within the market capitalization range of companies in the Fund's benchmark. Foreign Small Companies Fund may also use derivatives.

Principal Investments: Foreign Small Companies Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. Foreign Small Companies Fund may be exposed to emerging markets, but these investments will generally comprise 10% or less of Foreign Small Companies Fund's assets. In pursuing its investment strategy, Foreign Small Companies Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swaps, to adjust its foreign currency exposure.

Methodology/Portfolio Construction:

o Stock selection - The Manager employs a disciplined quantitative screening process combined with fundamental insights on the markets to analyze issuers and country economics. The Manager separates companies with valuations it believes are deservedly low from those that it believes represent investment opportunities. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. Company visits by the Manager to evaluate management and production facilities are an integral part of the investment process.

o Country selection - Overweightings and underweightings of the Fund's country selections relative to its benchmark are determined by a cumulative quantitative value score for each country together with the Manager's evaluation of the country's fundamentals.

Risks. The most significant risks of an investment in the Foreign Small Companies Fund are Stock Market Risk, Market Capitalization Risk, Investment Style Risk, Foreign Investment Risk, and Emerging Markets Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus. Another most significant risk of an investment in Foreign Small Companies Fund is Currency Risk. Foreign Small Companies Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of Foreign Small Companies Fund's shares will be affected by changes in exchange rates. To manage this risk, Foreign Small Companies Fund may enter into currency futures contracts and forward currency exchange contracts. Although, Foreign Small Companies Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, Foreign Small Companies Fund could lose money if it fails to predict accurately the future exchange rates. Foreign Small Companies Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of Foreign Small Companies Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if Foreign Small Companies Fund is incorrect in its judgment of future exchange rate relationships, Foreign Small Companies Fund could be in a less advantageous position than if such a hedge had not been established. In addition, another most significant risk of an investment in Foreign Small Companies Fund is Liquidity Risk. Foreign Small Companies Fund's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for Foreign Small Companies Fund because it makes investments in companies with smaller market capitalizations and because it makes emerging market investments, which are not widely traded and which may be subject to purchase and sale restrictions.

GMO INTERNATIONAL SMALL COMPANIES FUND

Investment Objective: GMO International Small Companies Fund ("International Small Companies Fund") seeks high total return. International Small Companies Fund seeks to achieve its objective by outperforming its benchmark. The current benchmark of International Small Companies Fund is the S&P/Citigroup Extended Market Index ("EMI") World ex-U.S. Index.

Principal Investment: International Small Companies Fund typically makes equity investments in non-U.S. companies whose stocks are included in the MSCI database (including companies in developed and emerging countries) that fall within the bottom 70% of companies within their country when ranked by market capitalization ("small companies"). Under normal circumstances, the Fund invests at least 80% of its assets in securities of small companies.

Investment Universe: International Small Companies Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. International Small Companies Fund may be exposed to emerging markets, but these investments will generally comprise 10% or less of the Fund's assets. In pursuing its investment strategy, International Small Companies Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivatives instruments); (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. International Small Companies Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of its net assets. However, its foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. International Small Companies Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Methodology/Portfolio Construction: The Manager uses proprietary research and multiple quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

o        Stocks - valuation, firm quality, and improving fundamentals;

o Countries - stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and

o Currencies - export and producer price parity, balance of payments, interest rate differential, and relative strength of currencies.

The factors considered by the Manager and the models used may change over time. In using these models to construct International Small Companies Fund's portfolio, the Manager expects that stock selection will be tilted toward value stocks and away from growth stocks.

Risks: The most significant risks of an investment in the International Small Companies Fund are Stock Market Risk, Market Capitalization Risk, Foreign Investment Risk, and Emerging Markets Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus. Another most significant risk of an investment in International Small Companies Fund is Currency Risk. International Small Companies Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of International Small Companies Fund's shares will be affected by changes in exchange rates. To manage this risk, International Small Companies Fund may enter into currency futures contracts and forward currency exchange contracts. Although, International Small Companies Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, International Small Companies Fund could lose money if it fails to predict accurately the future exchange rates. International Small Companies Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of International Small Companies Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if International Small Companies Fund is incorrect in its judgment of future exchange rate relationships, International Small Companies Fund could be in a less advantageous position than if such a hedge had not been established. In addition, another most significant risk of an investment in International Small Companies Fund is Liquidity Risk. International Small Companies Fund's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for International Small Companies Fund because it makes investments in companies with smaller market capitalizations and because it makes emerging market investments, which are not widely traded and which may be subject to purchase and sale restrictions.

GMO EMERGING MARKETS FUND

Investment Objective: GMO Emerging Markets Fund ("Emerging Markets Fund") seeks high total return. Emerging Markets Fund seeks to achieve its objective by outperforming its benchmark. Emerging Markets Fund's current benchmark is the S&P/IFCI (Investable) Composite Index.

Principal Investment: Emerging Markets Fund typically makes equity investments in companies whose stocks are traded in the securities markets of emerging countries in Asia, Latin America, the Middle East, Africa and Europe. Under normal circumstances, Emerging Markets Fund invests at least 80% of its assets in investments tied economically to "emerging markets." The Manager defines "emerging markets" as those countries not included in the MSCI EAFE Index, a developed markets index. Emerging Markets Fund may also use derivatives.

Investment Universe: Emerging Markets Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, Emerging Markets Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, warrants, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivatives instruments); (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. Emerging Markets Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of its net assets. However, the Emerging Markets Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. Emerging Markets Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Methodology/Portfolio Construction: The Manager uses proprietary research, multiple quantitative models, and fundamental analysis to evaluate and select individual countries and stocks. Country selection generally is the most significant factor affecting the Fund's performance relative to its benchmark. The Manager's evaluation and selection decisions for countries and stocks are based on several factors, including:

o Countries - value, improving fundamentals, macroeconomic and currency models, market momentum, GDP trends, and a currency fair value model; and

o Stocks - fair value, earnings and price momentum, earnings to price, book to price, and quality.

The factors considered by the Manager and the models used may change over time. Emerging Markets Fund has a value bias relative to many other traditional emerging market funds.

Risks: The most significant risks of an investment in Emerging Markets Fund are Stock Market Risk, Foreign Investment Risk, Emerging Markets Risk and Market Capitalization Risk, as described under "Overview of Fund Risks" in the Fund's prospectus. Another most significant risk of an investment in Emerging Markets Fund is Currency Risk. Emerging Markets Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of Emerging Markets Fund's shares will be affected by changes in exchange rates. To manage this risk, Emerging Markets Fund may enter into currency futures contracts and forward currency exchange contracts. Although, Emerging Markets Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, Emerging Markets Fund could lose money if it fails to predict accurately the future exchange rates. Emerging Markets Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of Emerging Markets Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if Emerging Markets Fund is incorrect in its judgment of future exchange rate relationships, Emerging Markets Fund could be in a less advantageous position than if such a hedge had not been established. In addition, another most significant risk of an investment in Emerging Markets Fund is Liquidity Risk. Emerging Markets Fund's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for Emerging Markets Fund because it primarily makes emerging market investments, which are not widely traded and which may be subject to purchase and sale restrictions. Relative to the GMO Emerging Countries Fund, the Emerging Markets Fund will generally be subject to a higher level of liquidity risk due to the nature of its investments.

GMO EMERGING COUNTRIES FUND

Investment Objective: GMO Emerging Countries Fund ("Emerging Countries Fund") seeks high total return. Emerging Countries Fund seeks to achieve its objective by outperforming its benchmark. Emerging Countries Fund's current benchmark is the S&P/IFCI (Investable) Composite Index.

Principal Investment: Emerging Countries Fund typically makes equity investments in companies whose stocks are traded in the securities markets of emerging countries in Asia, Latin America, the Middle East, Africa and Europe. Under normal circumstances, Emerging Countries Fund invests at least 80% of its assets in investments tied economically to "emerging countries." The Manager defines "emerging countries" as those not included in the MSCI EAFE Index, a developed markets index.

Investment Universe: Emerging Countries Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, Emerging Countries Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivatives instruments); (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. Emerging Countries Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of its net assets. However, the Emerging Countries Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. Emerging Countries Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Methodology/Portfolio Construction: The Manager uses proprietary research, multiple quantitative models, and fundamental analysis to evaluate and select individual countries and stocks. Country selection generally is the most significant factor affecting the Fund's performance relative to its benchmark. The Manager's evaluation and selection decisions for countries and stocks are based on several factors, including:

o Countries - value, improving fundamentals, macro-economic and currency models, market momentum, GDP trends, and a currency fair value model; and
o Stocks - fair value, earnings and price momentum, earnings to price, book to price, and quality.

The factors considered by the Manager and the models used may change over time. Emerging Countries Fund's portfolio is constructed to have more liquidity than the portfolio of the Emerging Markets Fund and has a value bias relative to many other traditional emerging market funds.

Risks: The most significant risks of an investment in the Emerging Countries Fund are Stock Market Risk, Foreign Investment Risk and Emerging Markets Risk as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus. Another most significant risk of an investment in Emerging Countries Fund is Currency Risk. Emerging Countries Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of Emerging Countries Fund's shares will be affected by changes in exchange rates. To manage this risk, Emerging Countries Fund may enter into currency futures contracts and forward currency exchange contracts. Although, Emerging Countries Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, Emerging Countries Fund could lose money if it fails to predict accurately the future exchange rates. Emerging Countries Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of Emerging Countries Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if Emerging Countries Fund is incorrect in its judgment of future exchange rate relationships, Emerging Countries Fund could be in a less advantageous position than if such a hedge had not been established. In addition, another most significant risk of an investment in Emerging Countries Fund is Liquidity Risk. Emerging Countries Fund's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for Emerging Countries Fund because it primarily makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.

GMO ASIA FUND

Investment Objective: GMO Asia Fund ("Asia Fund") seeks high total return. Asia Fund seeks to achieve its objective by outperforming its benchmark. Its current benchmark is the GMO Asia 7 Index.

Principal Investment: Asia Fund typically makes equity investments in companies whose stocks are traded in emerging and more developed Asian markets (other than Japan). Under normal circumstances, Asia Fund invests at least 80% of its assets in investments tied economically to Asia. Asia Fund may also use derivatives.

Investment Universe: Asia Fund intends to be fully invested, and will not generally take temporary defensive positions through investment in cash and high quality money market instruments. It may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments and related investment techniques to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivatives instruments); (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. It will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of its net assets. However, the Asia Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.

Methodology/Portfolio Construction: The Manager uses proprietary research, multiple quantitative models, and fundamental analysis to evaluate and select individual countries and stocks. Country selection generally is the most significant factor affecting the Fund's performance relative to its benchmark. The Manager's evaluation and selection decisions for countries and stocks are based on several factors, including:

o Countries - value, improving fundamentals, macroeconomic and currency models, market momentum, GDP trends, and a currency fair value model; and

o Stocks - fair value, earnings and price momentum, earnings to price, book to price, and quality.

The factors considered by the Manager and the models used may change over time.

Risks: The most significant risks of an investment in Asia Fund are Stock Market Risk, Foreign Investment Risk and Emerging Markets Risk, as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus. Another most significant risk of an investment in Asia Fund is Currency Risk. Asia Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of Asia Fund's shares will be affected by changes in exchange rates. To manage this risk, Asia Fund may enter into currency futures contracts and forward currency exchange contracts. Although, Asia Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, Asia Fund could lose money if it fails to predict accurately the future exchange rates. Asia Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of Asia Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if Asia Fund is incorrect in its judgment of future exchange rate relationships, Asia Fund could be in a less advantageous position than if such a hedge had not been established. Another most significant risk of an investment in Asia Fund is Focused Investment Risk, which is increased risk from a fund focusing investments in limited number of countries or geographic regions. This risk is particularly pronounced for Asia Fund, which makes significant investments in Asian countries, making Asia Fund more susceptible to developments, such as political or economic instability, affecting the region. In addition, another most significant risk of an investment in Asia Fund is Liquidity Risk. Asia Fund's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Asia Fund because it primarily makes emerging markets investments, which are not widely traded and which may be subject to purchase and sale restrictions.


                                   BENCHMARKS

Each underlying fund has a stated benchmark (each, a "GMO Benchmark"). Notwithstanding its GMO Benchmark, an underlying fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. Each underlying fund's GMO Benchmark is listed in the summaries above. General information about each GMO Benchmark is provided in the table below. In some cases, an underlying fund's GMO Benchmark differs from the broad-based index that the SEC requires a fund to use in the average annual return table. In addition, GMO may change an underlying fund's GMO Benchmark from time to time.

------------------------------------------------------- -----------------------------------------------------
Index                                                   Description
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Citigroup (formerly known as Salomon Smith Barney) Independently maintained and published short-term 3-Month Treasury Bill Index bill index.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
S&P/Citigroup Extended Market Index (EMI) World
                                                        S&P/Citigroup EMI World ex-U.S. is the small
ex-U.S. Index                                           capitalization stock component of the S&P/Citigroup
                                                        Broad Market Index
                                                        (BMI). The BMI includes
                                                        listed shares of
                                                        companies from developed
                                                        and emerging market
                                                        countries with total
                                                        available market
                                                        capitalization of at
                                                        least the local
                                                        equivalent of USD100
                                                        million. The EMI
                                                        represents the bottom
                                                        20% of available capital
                                                        of the BMI in each
                                                        country and includes 75%
                                                        of the BMI issues. The
                                                        S&P/Citigroup EMI World
                                                        ex-U.S. excludes the
                                                        stocks of U.S. companies
                                                        included in the BMI.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
S&P/Citigroup Primary Market Index (PMI) Europe,
S&P/Citigroup PMI EPAC Growth
Style Index
                                                        consists Pacific, Asia Composite (EPAC) Growth Style Index of stocks in the EPAC regions of the PMI that have
                                                        a growth style. The PMI
                                                        is the large
                                                        capitalization stock
                                                        component of the BMI,
                                                        representing the top 80%
                                                        of available capital of
                                                        the BMI in each country
                                                        and including about 25%
                                                        of the BMI issues.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
S&P/Citigroup PMI EPAC Value Style Index                S&P/Citigroup PMI EPAC Value Style Index consists
                                                        of stocks in the EPAC region of the PMI that have a
                                                        value style. The PMI is the large capitalization
                                                        stock component of the BMI, representing the top
                                                        80% of available capital of the BMI in each country
                                                        and including about 25% of the BMI issues.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
GMO Asia 7 Index                                        Maintained by GMO and composed of the S&P/ IFCI
                                                        (Investable) Country Indexes of 7 Asian countries
                                                        (China, Indonesia, Korea, Malaysia, the
                                                        Philippines, Taiwan, and Thailand), all of which
                                                        are equally weighted.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
J.P. Morgan Global Government Bond Index                Independently maintained and published index
                                                        composed of government bonds of 1413 developed
                                                        countries, including the U.S., with maturities of
                                                        one year or more.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
J.P. Morgan U.S. 3-Month Cash Index                     Independently maintained and published short-term
                                                        index measuring the total return performance of
                                                        constant maturity euro-currency deposits.
                                                        Calculated daily for 3-month deposits in the U.S.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
J.P. Morgan Non-U.S. Government Bond Index
                                                        Independently maintained
                                                        and published index
                                                        composed of non-U.S.
                                                        government bonds with
                                                        maturities of one year
                                                        or more.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
J.P. Morgan Non-U.S. Government Bond Index (Hedged)
                                                        Independently maintained and
                                                        published index (ex-Japan) composed of
                                                        non-U.S. government bonds (excluding
                                                        Japanese government
                                                        bonds) with maturities
                                                        of one year or more that
                                                        are currency- hedged
                                                        into U.S. dollars.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
J.P.                                                    Morgan Emerging Markets
                                                        Bond Index Global
                                                        Independently maintained
                                                        and published index
                                                        composed of debt
                                                        securities of 31
                                                        countries.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Lehman Brothers U.S. Aggregate Bond Index               Independently maintained and published index
                                                        comprised of U.S. fixed rate debt issues, having a
                                                        maturity of at least one year and rated investment
                                                        grade or higher.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Lehman Brothers U.S. Government Bond Index              Independently maintained and published U.S.
                                                        government bond index.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Lehman Brothers U.S. Treasury Inflation Notes Index     Independently maintained and published index of
                                                        inflation-indexed linked U.S. Treasury securities.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
MSCI EAFE Index (Europe, Australasia, and Far East      Independently maintained and published large
Index                                                   capitalization international stock index.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
MSCI EAFE (Europe, Australasia, and Far East)           Independently maintained and published large
(Hedged)                                                capitalization international stock index that is
                                                        currency-hedged into U.S. dollars.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Morgan                                                  Stanley REIT Index
                                                        Independently maintained
                                                        and published equity
                                                        real estate index.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Russell 1000 Growth Index                               Independently maintained and published index,
                                                        measuring the performance of stocks included in the
                                                        Russell 1000 Index (a large capitalization U.S.
                                                        stock index) with higher price-to-book ratios and
                                                        higher forecasted growth values.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Russell 1000 Value Index                                Independently maintained and published index,
                                                        measuring the performance of stocks included in the
                                                        Russell 1000 Index (a large capitalization U.S.
                                                        stock index) with lower price-to-book ratios and
                                                        lower forecasted growth values.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Russell 2500 Growth Index                               Independently maintained and published index,
                                                        measuring the performance of stocks included in the
                                                        Russell 2500 Index with higher price-to-book ratios
                                                        and higher forecasted growth values.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Russell 2500 Value Index                                Independently maintained and published index,
                                                        measuring the performance of stocks included in the
                                                        Russell 2500 Index with lower price-to-book ratios
                                                        and lower forecasted growth values.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
S&P 500 Index                                           Independently maintained and published index of
                                                        large capitalization U.S. stocks.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
S&P/IFCI (Investable) Composite Index                   Independently
                                                        maintained and published
                                                        market
                                                        capitalization-weighted
                                                        index of the performance
                                                        of securities traded on
                                                        stock exchanges of 22
                                                        different emerging
                                                        markets, calculated on a
                                                        total return basis.
------------------------------------------------------- -----------------------------------------------------

                    Statement of Additional Information (SAI)

                                     PART 2

                      ADDITIONAL INFORMATION ON SECURITIES
                            AND INVESTMENT PRACTICES

         The prospectus describes the Fund's investment objective and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use. Some of the information below will not apply to the Fund or the Class in which you are interested. See the list under Other Securities and Practices in Part 1 of this SAI to determine which of the sections below are applicable.

Money Market Instruments

         The Fund may invest up to 100% of its assets in high quality money market instruments, such as notes, certificates of deposit, commercial paper, banker's acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

         The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

         These securities are backed by (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing the obligations.

         Some government agencies and instrumentalities may not receive financial support from the U.S. Government. Examples of such agencies are:

          (i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

          (ii) Farmers Home Administration;

          (iii) Federal Home Loan Banks;

          (iv) Federal Home Loan Mortgage Corporation;

          (v)  Federal National Mortgage Association; and

          (vi) Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association (GNMA). The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed.

         Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

         The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

         Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to the same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

         The Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

         The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. Government securities or other financial institutions believed by the investment advisor to be creditworthy. In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

         The Fund's custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Reverse Repurchase Agreements

         As described herein, the Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

         The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Leverage

         The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with Evergreen's Leverage Policy. Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions herein) as well as investing in securities that are issued on a "to-be-announced" basis (commonly referred to as "TBA's") which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund's total leverage-creating transactions are covered dollar rolls and collateralized securities lending in which the collateral received by the Fund is invested in cash equivalents.

Dollar Roll Transactions

         The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income.

         Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund's borrowings and other senior securities. Investing in dollar rolls creates leverage (unless they are "covered dollar rolls," see description below) and are included in the calculation of the Fund's total leverage-creating transactions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls

         The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund's right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund's total leverage-creating transaction.

Securities Lending

         The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund. These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral. Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Convertible Securities

         The Fund may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

         The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

         The Fund may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

         If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Warrants

         The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Swaps, Caps, Floors and Collars

         The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody's) or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

         The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

         Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

         Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Options and Futures Strategies

         The Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the investment advisor plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce the Fund's current return.

         The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities. The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the investment advisor determines is appropriate in seeking to attain the Fund's investment objective. Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

         The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund's custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Fund's obligation under the option. The Fund may also write combinations of covered puts and covered calls on the same underlying security.

         The Fund will receive a premium from writing an option, which increases the Fund's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds market price plus the amount of the premium received.

         The Fund may terminate an option which it has written prior to its expiration, by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

         The Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

         The Fund may enter into financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

         The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines. The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

         The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

         The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

         Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

         The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in the prospectus and SAI.

"Margin" in Futures Transactions. Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value the Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Limitations. The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Fund unless the transaction meets certain "bona fide hedging" criteria. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on the Fund's ability to terminate options and futures positions at times when the investment advisor deems it desirable to do so. Although the Fund will not enter into an option or futures position unless the investment advisor believes that a liquid market exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The investment advisor generally expects that options and futures transactions for the Fund will be conducted on recognized exchanges. In certain instances, however, the Fund may purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission
(SEC) considers over-the-counter options to be illiquid. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of the Fund's investment advisor to forecast correctly interest rate movements and general stock market price movements. The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.

Brady Bonds

         The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

         U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

         The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

         The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

         The Fund may invest in foreign securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit. The Fund may also invest in Canadian commercial paper and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Inter-american   Development   Bank  and  World  Bank  (formerly  known  as  the
International Bank for Reconstruction and Development)

         The Fund may be subject to risks associated with obligations of the Inter-american Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development). Because these banks are supported only by appropriate but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.


Foreign Currency Transactions

         As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

Premium Securities

         The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.


High Yield, High Risk Bonds

         The Fund may invest a portion of its assets in lower rated bonds. Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody's, commonly known as "junk bonds," offer high yields, but also high risk. While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Investors should be aware of the following risks:

         (1) The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

         (2) The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

         (3) The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

         (4) The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond's market price, (b) the Fund's ability to sell the bond, and
(c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

         For bond ratings descriptions, see "Corporate and Municipal Bond Ratings" below.

Sovereign Debt Obligations

         The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Illiquid and Restricted Securities

         The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

         The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above. In determining the liquidity of Rule 144A securities, the Trustees will consider:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and
(4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

         The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. However, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

         Notwithstanding the foregoing, as a result of an exemptive order received from the SEC, the Fund may invest cash balances in shares of other money market funds advised by the Fund's investment advisor or an affiliate of the investment advisor, in amounts up to 25% of the Fund's total assets.

Short Sales

         A short sale is the sale of a security the Fund has borrowed. The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender. After a short sale is completed, the value of the security sold short may rise. If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

         The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Securities

         The Fund may invest in municipal bonds of any state, territory or possession of the United States (U.S.), including the District of Columbia. The Fund may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds may also be issued to refinance public debt.

         Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

         The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

         The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by S&P, Moody's and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund. Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

         The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.

U.S. Virgin Islands, Guam and Puerto Rico

         The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named. The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or
(b) 25% of its net assets in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds

         A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes

         The Fund may invest in master demand notes. These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund`s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch.

Payment-in-kind Securities

         The Fund may invest in payment-in-kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

         PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

         An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

         As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

         Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

         Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

         The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

         In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

         For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage-Backed or Asset-Backed Securities

         The Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

         Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

         REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

         Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.


         In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

Variable or Floating Rate Instruments


         The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fund. The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

         The Fund may invest in investments related to real estate including real estate investment trusts (REITs). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by borrower default risk and interest rate risk. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

         The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

         For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

         A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

         When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities. A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time. The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts

         The Fund may invest in Domestic Equity Depository Receipts. These instruments represent interests in a unit investment trust ("UIT") that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts ("SPDRs") and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

         Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them. The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

         The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks. Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.


                        PURCHASE AND REDEMPTION OF SHARES

         You may buy shares of the Fund through Evergreen Investment Services, Inc. (EIS), broker-dealers that have entered into special agreements with EIS or certain other financial institutions. With certain exceptions, the Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem the Fund's shares or no sales charges at all. Each Evergreen fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

         The Fund offers Class A shares with a front-end sales charge applied to your initial investment at the time of purchase. The following is a complete list of the sales charge schedules applicable to purchases of Class A shares:

                                                     ---------------------------- ----------------- ------------------
Equity and International Funds                       Your Investment              As a % of NAV     As a % of your
                                                                                  excluding sales   investment
                                                                                  charge
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     Up to $49,999                5.75%             6.10%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $50,000-$99,999              4.50%             4.71%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $100,000-$249,999            3.75%             3.90%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $250,000-$499,999            2.50%             2.56%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $500,000-$999,999            2.00%             2.04%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $1,000,000-$2,999,999        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $3,000,000-$4,999,999        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $5,000,000 or greater        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------


                                                     ---------------------------- ----------------- ------------------
Long-term Bond Funds                                 Your Investment              As a % of NAV     As a % of your
                                                                                  excluding sales   investment
                                                                                  charge
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     Up to $49,999                4.75%             4.99%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $50,000-$99,999              4.50%             4.71%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $100,000-$249,999            3.75%             3.90%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $250,000-$499,999            2.50%             2.56%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $500,000-$999,999            2.00%             2.04%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $1,000,000-$2,999,999        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $3,000,000-$4,999,999        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $5,000,000 or greater        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------

                                                     ---------------------------- ----------------- ------------------
Short-term Bond Funds                                Your Investment              As a % of NAV     As a % of your
                                                                                  excluding sales   investment
                                                                                  charge
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     Up to $49,999                3.25%             3.36%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $50,000-$99,999              3.00%             3.09%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $100,000-$249,999            2.50%             2.56%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $250,000-$499,999            2.00%             2.04%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $500,000-$999,999            1.50%             1.52%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $1,000,000-$2,999,999        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $3,000,000 or greater        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------

         There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge. If you purchase Class A shares in the amount of $1 million or more, without a front-end sales charge, the Fund will charge a CDSC of 1.00% if you redeem any such shares within one year (see "Contingent Deferred Sales Charge" below).

         No front-end sales charges are imposed on Class A shares purchased by
(a) institutional investors, which may include bank trust departments and registered investment advisors; (b) investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer; (e) shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; and (f) current and retired employees of Wachovia Corporation (Wachovia), and its affiliates, EIS and any broker-dealer with whom EIS has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees. These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at net asset value (NAV) to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EIS. In addition, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

         In addition, Class A shares may be purchased or offered at NAV for certain investors of acquired funds who remain investors in the Evergreen funds, including, former Investor share class shareholders of Undiscovered Managers Funds, former shareholders of funds managed by Grantham, Mayo, Van Otterloo & Co. and former shareholders of America's Utility Fund.

Class B Shares

         The Fund offers Class B shares at NAV without a front-end sales charge. However, the Fund may charge a CDSC on shares you redeem based on the following schedule:

                                           Maximum Contingent
                                         Deferred Sales Charge

Years Held
1                                                5.00%
2                                                4.00%
3                                                3.00%
4                                                3.00%
5                                                2.00%
6                                                1.00%
Thereafter                                       0.00%
8                                         Converts to Class A
Dealer Allowance                                 4.00%


         Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

         For a complete description of CDSC, including how the charge is calculated, see "Contingent Deferred Sales Charge" below.

         A shareholder may not purchase Class B shares if the purchase would cause the shareholder's aggregate Class B share holdings in the Evergreen funds to exceed $250,000. Purchase orders that would cause a shareholder's account to exceed this amount in Class B shares will be treated as a purchase of Class A shares.

         In addition, Evergreen is not able to track a shareholder's purchases made through financial intermediaries and held in an omnibus account. It will be necessary for the financial intermediaries to track purchases of the Funds by their clients to ensure adherence to our policy. The computer systems of certain of the Funds' financial intermediaries currently do not have the ability to aggregate shares. Until these systems have been revised, this limitation will apply only to individual purchases rather than to aggregate holdings through those intermediaries. In addition, financial intermediaries may limit the maximum purchase or aggregate purchase amount of Class B shares by their customers to an amount less than $250,000. Purchases of Class B shares made through different financial intermediaries, such as through two different broker dealers, would not be able to be tracked and aggregated.

Class C Shares

         The Fund offers Class C shares without a front-end sales charge. The Fund may charge a CDSC on shares you redeem based on the following schedule:

                                                Maximum
                                              Contingent
                                            Deferred Sales
Years Held                                      Charge

1                                                1.00%
Thereafter                                       0.00%

         There is 1.00% redemption fee that may apply to assets redeemed or exchanged within 90 days of the date of purchase for the Evergreen Emerging Markets Growth Fund, Evergreen Global Leaders Fund, Evergreen Global Opportunities Fund, Evergreen International Bond Fund, Evergreen International Equity Fund and Evergreen Precious Metals Fund.

         For a complete description of CDSC, including how the charge is calculated, see "Contingent Deferred Sales Charge" below.

Class I Shares (also referred to as Institutional Shares)

         No CDSC is imposed on the redemption of Class I shares. Class I shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned Class Y shares of an Evergreen Fund, (2) certain institutional investors and (3) investment advisory clients of an investment advisor of an Evergreen Fund or the advisor's affiliates. Class I shares are offered at NAV without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

Class R Shares

         Class R shares are offered at NAV without a front-end sales charge or CDSC. However, certain broker-dealers and other financial institutions may impose a fee in connection with purchase and redemption transactions of Class R shares of the Fund. Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing, money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans through certain broker-dealers and financial institutions which have selling agreements with EIS. Class R shares can also be redeemed at NAV through these broker-dealers and financial institutions. Investors should contact their broker-dealer or financial institution as appropriate for instruction and further information.

Class S and Class S1 Shares

         Class S and Class S1 shares of the Evergreen money market funds are offered at NAV without a front-end or deferred sales charge through certain broker-dealers and financial institutions who have entered into selling agreements with EIS. Investors should refer to their broker-dealer or financial institution as appropriate for instructions and further information.

Administrative   Shares,   Institutional   Service  Shares,   Investor   Shares,
Participant Shares, Reserve Shares, Resource Shares

         Each institutional class of shares is sold without a front-end sales charge or deferred sales charge. Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares each pay Rule 12b-1 distribution expenses. The minimum initial investment in any institutional class of shares is $1 million, which may be waived in certain circumstances. There is no minimum amount required for subsequent purchases.

Contingent Deferred Sales Charge

         The holding period for the contingent deferred sales charge begins on the day your purchase is accepted. Each Evergreen fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund. Your shares age one year on the same day of the next year and each year thereafter. For example, if you purchase Class B shares on January 2nd, a redemption of any of those shares will be subject to the 5.00% contingent deferred sale charge through January 2nd of the following year. Beginning on January 3rd of the following year, you will be subject to the 4.00% contingent deferred sales charge on redemptions of those shares through January 2nd of the next year. Please refer back to the section entitled "Purchase and Redemption of Shares," for the complete schedule of each class' maximum contingent deferred sales charge.

         The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1," below). Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC. If imposed, the Fund deducts the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, the Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by the NASD Regulation, Inc., paid to EIS or its predecessor.

Redemption-in-kind

         The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.


                       SALES CHARGE WAIVERS AND REDUCTIONS

         The following information is not applicable to Class S, Class S1, Class I, Administrative, Institutional, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.

         If you are making a large purchase, there are several ways you can combine multiple purchases of Class A shares in Evergreen funds and take advantage of lower sales charges. These are described below.

Combined Purchases

         You may reduce your front-end sales charge if you purchase Class A shares in multiple Evergreen funds, excluding Evergreen money market funds, at the same time. The combined dollar amount invested will determine the front-end sales charge applied to all your current purchases. For example, if you invested $75,000 in each of two different Evergreen funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.50% for Funds with a 4.75% front-end sales charge). See prospectus for the specific sales charge applicable to the Fund.

Rights of Accumulation

         You may add the value of all of your existing Evergreen Fund investments in all retail share classes, excluding Evergreen money market funds, to determine the front-end sales charge to be applied to your current Class A purchase.

         Your account, and therefore your rights of accumulation, can be linked to your spouse, parents, siblings and children. The same rule applies with respect to individual retirement plans. Please note, however, that retirement plans involving employees stand alone and do not pass on rights of accumulation.

Letter of Intent

         You may reduce the sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of an Evergreen Fund over a 13-month period. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met.

Waiver of Front-end Sales Charges

         The Fund may sell its shares at net asset value without a front-end sales charge to:

                  1. purchasers of shares in the amount of $1 million or more;

                  2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 (ERISA) tax-sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

                  3. institutional investors, which may include bank trust departments and registered investment advisors;

                  4. investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

                  5. clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to a master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased;

                  6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer;

                  7. employees of Wachovia, its affiliates, EIS, any broker-dealer with whom EIS has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees;

                  8. certain Directors, Trustees, officers and employees of the Evergreen funds, EIS or their affiliates and to the immediate families of such persons; or

                  9. a bank or trust company acting as trustee for a single account in the name of such bank or trust company if the initial investment in any of the Evergreen funds made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

         With respect to items 8 and 9 above, the Fund will only sell shares to these parties upon the purchasers written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. The Fund will not charge any CDSC on redemptions by such purchasers.

Waiver of CDSCs

         The Fund does not impose a CDSC when the shares you are redeeming represent:

                  1. an increase in the share value above the net cost of such shares;

                  2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

                  3. shares that are in the accounts of a shareholder who has died or become disabled;

                  4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 (ERISA);

                  5. a systematic withdrawal from the ERISA plan of a shareholder who is at least 59 years old;

                  6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

                  7. an automatic withdrawal under a Systematic Withdrawal Plan of up to 1.00% per month of your initial account balance;

                  8. a withdrawal consisting of loan proceeds to a retirement plan participant;

                  9. a financial hardship withdrawal made by a retirement plan participant;

                  10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

                  11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

Exchanges

         Investors may exchange shares of the Fund for shares of the same class of any other Evergreen Fund which offers the same class of shares. See "By Exchange" under "How to Buy Shares" in the prospectus. Before you make an exchange, you should read the prospectus of the Evergreen Fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

Automatic Reinvestment

         As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. However, ESC will automatically reinvest all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins. Uncashed or returned redemption checks will also be handled in the manner described above.


                                PRICING OF SHARES

Calculation of Net Asset Value

         The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus. The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Evergreen reserves the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

         The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

         Current values for the Fund's portfolio securities are determined as follows:

                  (1) Securities that are traded on an established securities exchange or the over-the-counter National Market System (NMS) are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

                  (2) Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

                  (3) Short-term investments maturing in more than 60 days, for which market quotations are readily available, are valued at current market value.

                  (4) Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market.

                  (5) Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor's opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

                  (6) Municipal bonds are valued by an independent pricing service at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue.

         Foreign securities are generally valued on the basis of valuations provided by a pricing service, approved by the Trust's Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities, and various relationships between securities and yield to maturity in determining value.


                            PERFORMANCE CALCULATIONS

Average Annual Total Return

         Described below are the total return calculations the Fund may use from time to time in advertisements.

Return Before Taxes

         Total return quotations for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return:

                                [OBJECT OMITTED]
Where:

         P =  initial payment of $1,000.
         T =  average annual total return.
         n =  number of years.
         ERV = ending redeemable value of the initial $1,000.

Return After Taxes on Distributions

         Total return quotations, less the taxes due on distributions, for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment, all dividends and distributions are added, less the taxes due on such distributions, and all recurring fees charged to all shareholder accounts are deducted. To calculate the taxes due on distributions, the highest marginal federal income tax rate in effect on the reinvestment date is used. The after-tax quotations do not reflect the effect of state and local taxes. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return after taxes on distributions:


                                [OBJECT OMITTED]D


Where:
         P = initial payment of $1,000.
         T = average annual total return (after taxes on distributions). n = number of years.
      ATVD = ending redeemable value of
             the initial $1,000, after taxes on
             fund distributions but not after
             taxes on redemption.

Return After Taxes on Distributions and Redemption

         Total return quotations, less taxes due on distributions and redemption, for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment, all dividends and distributions are added, less taxes due on such distributions and redemption, and all recurring fees charged to all shareholder accounts are deducted. To calculate taxes due on distributions, the highest marginal federal income tax rate in effect on the reinvestment date is used. To calculate taxes due on redemptions, returns are adjusted to reflect the effect of capital gains taxes resulting from the redemption offset by the tax benefit from capital losses resulting from the redemption. Capital gains taxes, or the benefit resulting from tax losses, are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The after-tax quotations do not reflect the effect of state and local taxes. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return after taxes on distributions and redemption:

                               [OBJECT OMITTED]DR

Where:
         P = initial payment of $1,000.
         T = average annual total return (after taxes on distributions and redemptions).
         n = number of years. ATVDR = ending redeemable value of the initial $1,000, after taxes on fund distributions and redemption.

Yield

         Described below are yield calculations the Fund may use. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields based on these calculations do not represent the Fund's yield for any future period.

30-Day Yield

         If the Fund invests primarily in bonds, it may quote its 30-day yield in advertisements or in reports or other communications to shareholders. It is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                        [OBJECT OMITTED] [OBJECT OMITTED]

Where:
         a = Dividends and interest earned during the period b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period

7-Day Current and Effective Yield

         If the Fund invests primarily in money market instruments, it may quote its 7-day current yield or effective yield in advertisements or in reports or other communications to shareholders.

         The current yield is calculated by determining the net change, excluding capital changes and income other than investment income, in the value of a hypothetical, pre-existing account having a balance of one share at the beginning of the 7-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

         The effective yield is based on a compounding of the current yield, according to the following formula:

              Effective Yield = [(base period return + 1)365/7] - 1


Tax Equivalent Yield

         If the Fund invests primarily in municipal bonds, it may quote in advertisements or in reports or other communications to shareholders a tax equivalent yield, which is what an investor would generally need to earn from a fully taxable investment in order to realize, after income taxes, a benefit equal to the tax free yield provided by the Fund. Tax equivalent yield is calculated using the following formula:

                                [OBJECT OMITTED]

         The quotient is then added to that portion, if any, of the Fund's yield that is not tax exempt. Depending on the Fund's objective, the income tax rate used in the formula above may be federal or a combination of federal and state.


                              PRINCIPAL UNDERWRITER

         EIS is the principal underwriter for the Trust and with respect to each class of shares of the Fund. The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EIS with respect to each class of the Fund.

         EIS, as agent, has agreed to use its best efforts to find purchasers for the shares. EIS may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that EIS will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

         All subscriptions and sales of shares by EIS are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

         EIS has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. EIS has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EIS or any other person for whose acts EIS is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the "Independent Trustees"), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in EIS's judgment, it could benefit the sales of shares, EIS may provide to selected broker-dealers promotional materials and selling aids.


                     DISTRIBUTION EXPENSES UNDER RULE 12b-1

         The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares ("Share Classes"), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act. These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund's expense table in the prospectus. The 12b-1 fees are composed of distribution fees and service fees which are described further below.

         Under the Distribution Plans (each a "Plan," together, the "Plans") that the Fund has adopted for its Share Classes, other than Class I and Institutional, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EIS pursuant to Distribution Agreements (each an "Agreement," together, the "Agreements") that the Fund has entered into with respect to its Share Classes, as applicable.


                            -------------------------- -------------------------
                                                            Current Maximum
                              Class 12b-1 Fees               Allowed Under
                                                               the Plans
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        A                      0.75%(a)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        B                        1.00%
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        C                        1.00%
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        S                      0.75%(b)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                       S1                      0.75%(b)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                 Administrative                0.75%(c)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                              Institutional Service            0.75%(d)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                    Investor                   0.75%(e)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                   Participant                 0.75%(f)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                     Reserve                   0.75%(g)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                    Resource                   1.00%(h)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        R                      1.00%(i)
                            -------------------------- -------------------------

(a) Currently limited to 0.30% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(b) Currently limited to 0.60% or less on Evergreen money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(c) Currently limited to 0.05% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(d) Currently limited to 0.25% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(e) Currently limited to 0.10% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(f) Currently limited to 0.50% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(g) Currently limited to 0.65% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(h) Currently limited to 0.80% or less on Evergreen institutional money market funds and Evergreen Cash Management Money Market Fund. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(i) Currently limited to 0.50% or less on Evergreen Funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

         Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund's investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts. The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under "Current Maximum 12b-1 Fees Allowed Under the Plans." The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.

         The Agreements provide that EIS will use the distribution fees received from the Fund for the following purposes:

         (1) to compensate broker-dealers or other persons for distributing Fund shares;

         (2) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders; and

         (3)      to otherwise promote the sale of Fund shares.

         The Agreements also provide that EIS may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares. EIS may assign its rights to receive compensation under the Plans to secure such financings. Wachovia or its affiliates may finance payments made by EIS to compensate broker-dealers or other persons for distributing shares of the Fund.

         In the event the Fund acquires the assets of another mutual fund, compensation paid to EIS under the Agreements may be paid by EIS to the acquired fund's distributor or its predecessor.

         Since EIS's compensation under the Agreements is not directly tied to the expenses incurred by EIS, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EIS. Distribution expenses incurred by EIS in one fiscal year that exceed the compensation paid to EIS for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

         Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting EIS to compensate broker-dealers in connection with the sale of such shares.

         Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.

         Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

         The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EIS; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and the Agreement will continue in effect for successive 12-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1 and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.

         In the event that the Plan or Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EIS with respect to that class or classes, and (ii) the Fund would not be obligated to pay EIS for any amounts expended under the Agreement not previously recovered by EIS from distribution services fees in respect of shares of such class or classes through deferred sales charges.

         All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. Any Plan or Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EIS. To terminate any Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EIS. Any Agreement will terminate automatically in the event of its assignment. For more information about 12b-1 fees, see "Expenses" in the prospectus and "12b-1 Fees" under "Expenses" in Part 1 of this SAI.

SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS

         EIS will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Class S1, Administrative, Investor, Participant, Reserve, Resource, Institutional Service and Class R shares, as applicable, of a Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares").

         The rate of such service fees of a Fund for Class A and Institutional Service shares (excluding Evergreen money market funds, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Equity Index Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

         The rate of service fees of an Evergreen money market fund with Class A shares will be calculated quarterly at the rate of 0.075% per quarter of the average daily net asset value of such Eligible Shares (approximately 0.30% annually) during such quarter.

         The rate of service fees of Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund for Class A shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

         The rate of service fees of a Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

         The rate of service fees of a Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

         The rate of service fees of a Fund with Participant and Class R Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

         The rate of service fees of a Fund with Reserve Shares will be calculated quarterly at the rate of 0.1625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.65% annually) during such quarter.

         The rate of service fees of a Fund with Resource Shares will be calculated quarterly at the rate of 0.20% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.80% annually) during such quarter.

         The rate of service fees of a Fund with Class S and Class S1 Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

         The amount of any service fee that exceeds 0.25% is considered an "asset-based sales charge" and is calculated into the appropriate maximum aggregate cap as specified in the rules of the National Association of Securities Dealers.

         The rate of such service fees of a Fund for Class B shares will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

         EIS will pay service fees to investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Class C Eligible Shares"). Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

         In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter. Service fees will be paid within five business days after the end of the service commission period in the respective quarter. EIS will pay service fees only to the extent that such amounts have been paid to EIS by the Fund.

         No service fees are paid on sales of any Class I or Institutional shares of the Fund.

Commissions

         EIS pays commissions to investment firms for sales of Class A shares at the following rates:

                                                     -------------------------------- --------------------------------
Equity Funds                                         Your Investment                  Dealer Commission as a % of NAV
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     Up to $49,999                    5.00%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $50,000-$99,999                  4.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $100,000-$249,999                3.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $250,000-$499,999                2.00%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $500,000-$999,999                1.75%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $1,000,000-$2,999,999            1.00% of the first $2,999,999,
                                                                                      plus
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $3,000,000-$4,999,999            0.50% of the next $2,000,000,
                                                                                      plus
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $5,000,000 or greater            0.25% of amounts equal to or
                                                                                      over $5,000,000*
                                                     -------------------------------- --------------------------------
                                                  * Evergreen Equity Index Fund
                                                  pays 0.25% to investment firms
                                                  for all amounts over
                                                  $1,000,000.

                                                     -------------------------------- --------------------------------
Long-term Bond Funds                                 Your Investment                  Dealer Commission as a % of NAV
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     Up to $49,999                    4.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $50,000-$99,999                  4.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $100,000-$249,999                3.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $250,000-$499,999                2.00%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $500,000-$999,999                1.75%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $1,000,000-$2,999,999            1.00% of the first $2,999,999,
                                                                                      plus
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $3,000,000-$4,999,999            0.50% of the next $2,000,000,
                                                                                      plus
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $5,000,000 or greater            0.25% of amounts equal to or
                                                                                      over $5,000,000
                                                     -------------------------------- --------------------------------

                                                     -------------------------------- --------------------------------
Short-term Bond Funds                                Your Investment                  Dealer Commission as a % of NAV
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     Up to $49,999                    2.75%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $50,000-$99,999                  2.75%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $100,000-$249,999                2.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $250,000-$499,999                1.75%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $500,000-$999,999                1.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $1,000,000-$2,999,999            0.50% of the first $2,999,999,
                                                                                      plus
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $3,000,000 or greater            0.25% of amounts equal to or
                                                                                      over $3,000,000**
                                                     -------------------------------- --------------------------------
**   Evergreen  Adjustable  Rate Fund and  Evergreen  Ultra  Short Bond Fund pay
     0.25% to investment firms for all amounts over $1,000,000.

         EIS pays commissions, also referred to as a Dealer Allowance, to investment firms for sales of Class B shares in the amount of 4.00% of shares sold at the time of purchase.

         EIS pays commissions to investment firms for sales of Class C shares in the amount of 1.00% of shares sold at the time of purchase.

         EIS will also pay subsequent commissions to investment firms for sales of Class C shares based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares"). Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter. Such commissions will be paid by the twentieth day of the month before the end of the respective quarter. Such commissions will continue to be paid to the investment firm quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

         No commissions are paid on sales of any Class I, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares of a Fund.


                                 TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

         The Fund intends to qualify for and elect the tax treatment applicable to a regulated investment company (RIC) under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year,
(a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

         Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

         To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income. Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations and the 15% rate of tax for other taxpayers. The Fund will inform shareholders of the amounts that so qualify. If the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations or the 15% rate of tax for other taxpayers.

         From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains. Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

         Distributions by the Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

         If more than 50% of the value of the Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

         The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

         Any shareholder of the Fund who may be a "substantial user" (as defined by the Code, as amended) of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

         Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

         Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long-term capital gains received by the shareholder.

Taxes on the Sale or Exchange of Fund Shares

         Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 15% for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares. Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

         Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 28% on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

     The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.


                                    BROKERAGE

Brokerage Commissions

         If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

         Masters Fund may incur higher brokerage costs than would be the case if a single investment advisor or sub-advisor were managing the entire portfolio.

Selection of Brokers

         When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund. When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker's:

         1.       ability to provide the best net financial result to the Fund;
         2.       efficiency in handling trades;
         3.       ability to trade large blocks of securities;
         4.       readiness to handle difficult trades;
         5.       financial strength and stability; and
         6. provision of "research services," defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

         The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above, including Wachovia Securities, LLC., an affiliate of the Fund's investment advisor. Pursuant to
Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided. Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund. It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

         When selecting a broker for portfolio trades, the investment advisor may also consider the amount of Fund shares a broker has sold, subject to the other requirements described above.

         Wachovia Securities, LLC, an affiliate of the Fund's investment advisor and a member of the New York and American Stock Exchanges, may, effect portfolio transactions on those exchanges for the Fund. Wachovia Securities, LLC, is a wholly owned subsidiary of Wachovia Corporation, the Fund's investment advisor's parent.

Simultaneous Transactions

         The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.


                                  ORGANIZATION

         The following is qualified in its entirety by reference to the Trust's Declaration of Trust.

Description of Shares

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

Voting Rights

         Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of "NAV" applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

         The Trust, its principal underwriter and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act ("Code of Ethics"). Each of these Codes of Ethics permits Fund personnel to invest in securities for their own accounts and is on file with, and available from, the SEC.

                          INVESTMENT ADVISORY AGREEMENT

         On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund's investment advisor (the "Advisory Agreement"). Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund (unless the Fund is Evergreen Masters Fund) investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

         If the Fund is Evergreen Masters Fund, the Advisory Agreement is similar to the above except that the investment advisor selects sub-advisors (hereinafter referred to as "Managers") for the Fund and monitors each Manager's investment program and results. The investment advisor has primary responsibility under the multi-manager strategy to oversee the Managers, including making recommendations to the Trust regarding the hiring, termination and replacement of Managers.

          The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see "Expenses" in Part 1 of this SAI.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

         In approving the renewal of the existing investment advisory agreement of each Fund, the Board of Trustees reviewed, on a Fund-by-Fund basis, the management fees and other expenses and compared the data to that of Funds of comparable size and investment objectives in the Lipper peer group. In addition, the Board of Trustees considered its discussions with management on the personnel and resources committed to management of the Fund and the nature and quality of the service provided to the Fund. In reviewing the overall profitability of the management fee to the Fund's investment advisor, the Board of Trustees also considered the fact that affiliates provide transfer agency and administrative services to the Fund for which they receive compensation.

Managers (Evergreen Masters Fund only)

         Evergreen Masters Fund's investment program is based upon the investment advisor's multi-manager concept. The investment advisor allocates the Fund's portfolio assets among internal portfolio management teams and other unaffiliated investment management organizations ("Managers"), each of whom manages its segment according to a different investment style, and periodically rebalances the Fund's portfolio among the portfolio segments so as to maintain an approximate equal allocation of the portfolio among them throughout all market cycles. Each Manager provides these services under a Portfolio Management Agreement. Each Manager has discretion, subject to oversight by the Trustees and the investment advisor, to purchase and sell portfolio assets consistent with the Fund's investment objectives, policies and restrictions and specific investment strategies developed by the investment advisor. Evergreen Investment Management Company, LLC (EIMC) is the Fund's investment advisor. EIMC's Value Equity team and Large Cap Growth team each manage a portion of the Fund's portfolio. Along with EIMC, the Fund's current Managers, MFS Institutional Advisors, Inc. and OppenheimerFunds, Inc. also manage portions of the Fund's portfolio.

         The Trust and EIMC have received an order from the SEC that permits the investment advisor to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order permits the investment advisor, subject to certain conditions, and without shareholder approval, to: (a) select new Managers who are unaffiliated with the investment advisor with the approval of the Trust's Board of Trustees; (b) change the material terms of the Portfolio Management Agreements with the Managers; and (c) continue the employment of a Manager after an event which would otherwise cause the automatic termination of a Portfolio Management Agreement. Shareholders would be notified of any Manager changes. Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares of the Fund. The order also permits the Fund to disclose the Managers' fees only in the aggregate.

Transactions Among Advisory Affiliates

         The Trust has adopted procedures pursuant to Rule 17a-7 of the 1940 Act ("Rule 17a-7 Procedures"). The Rule 17a-7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation is an investment advisor. The Rule 17a-7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor. The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.


                             MANAGEMENT OF THE TRUST

         The Trust is supervised by a Board of Trustees that is responsible for representing the interest of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. See "Expenses-Trustee Compensation" in Part 1 of this SAI.

         The Trust has an Executive Committee which consists of the Chairman of the Board, Michael S. Scofield, K. Dun Gifford and Dr. Russell A. Salton III, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings and acts on routine matters between scheduled Board meetings. For the fiscal year ended March 31, 2004, the Executive Committee held twenty-three committee meetings. The Executive Committee also functions as the Nominating Committee to the Board and may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as they deem appropriate, including EIMC. The Nominating Committee will consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year 5% of the shares of a Fund. Shareholder recommendations should be sent to the attention of the Committee in care of the Fund's Secretary and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a Disinterested Trustee, if applicable.

         The Trust has an Audit Committee which consists of the Chairman of the Committee, Charles A. Austin, III, Shirley L. Fulton, K. Dun Gifford, Gerald M. McDonnell and William W. Pettit, each of whom is an Independent Trustee. The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. For the fiscal year ended March 31, 2004, the Audit Committee held four committee meetings.

         The Trust has a Performance Committee which consists of the Chairman of the Committee, Richard J. Shima, Dr. Russell A. Salton, III, Dr. Leroy Keith, David M. Richardson and Richard Wagoner. The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds. For the fiscal year ended March 31, 2004, the Performance Committee held four committee meetings.

         Set forth below are the Trustees of each of the eleven Evergreen Trusts. Unless otherwise indicated, the address for each Trustee is 200 Berkeley Street, Boston, Massachusetts 02116.

Independent Trustees:

-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
        Name and            Position    Beginning      Principal Occupations for Last Five         Number of           Other
                                                                                                  Portfolios
                                                                                                  Overseen in      Directorships
      Date of Birth                      Year of                                                Evergreen Funds     held outside
                              with       Term of                      Years                      Complex as of      of Evergreen
                             Trust       Office*                                                  12/31/2003       Funds Complex
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Charles A. Austin III       Trustee        1991      Investment Counselor, Anchor Capital             93                None
                                                     Advisors, Inc. (investment advice);
                                                     Director, The Andover Companies
                                                     (insurance); Trustee, Arthritis
                                                     Foundation of New England; Director,
                                                     The Francis Ouimet Society; Former
                                                     Director, Health Development Corp.
                                                     (fitness-wellness centers); Former
DOB: 10/23/1934                                      Director, Mentor Income Fund, Inc.;
                                                     Former Trustee, Mentor Funds and Cash
                                                     Resource Trust; Former Investment
                                                     Counselor, Appleton Partners, Inc.
                                                     (investment advice); Former Director,
                                                     Executive Vice President and Treasurer,
                                                     State Street Research & Management
                                                     Company (investment advice)
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Shirley L. Fulton           Trustee        2004      Partner, Helms, Henderson & Fulton,              93                None
                                                     P.A. (law firm); Retired Senior
DOB: 1/10/52                                         Resident Superior Court Judge, 26th
                                                     Judicial District, Charlotte, NC
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Chairman and President, Oldways
                                                     Preservation and Exchange Trust
                                                     (education); Trustee, Treasurer and
                                                     Chairman of the Finance Committee,
                                                     Cambridge College; Former Chairman of
K. Dun Gifford              Trustee        1974      the Board, Director, and Executive Vice          93                None
DOB: 10/23/1938                                      President, The London Harness Company
                                                     (leather goods purveyor); Former
                                                     Director, Mentor Income Fund, Inc.;
                                                     Former Trustee, Mentor Funds and Cash
                                                     Resource Trust
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Partner, Stonington Partners, Inc.
                                                     (private investment firm); Trustee of
                                                     Phoenix Series Fund, Phoenix
                                                     Multi-Portfolio Fund, and The Phoenix
                                                     Big Edge Series Fund; Former Chairman                        Trustee,
                                                     of the Board and Chief Executive                             Phoenix Series
                                                     Officer, Carson Products Company                             Fund, Phoenix
Dr. Leroy Keith, Jr.        Trustee        1983      (manufacturing); Director, Obagi                 93          Multi-Portfolio
DOB: 2/14/1939                                       Medical Products Co.; Director, Lincoln                      Fund, and The
                                                     Educational Services; Director,                              Phoenix Big
                                                     Diversapack Co.; Former President,                           Edge Series Fund
                                                     Morehouse College; Former Director,
                                                     Mentor Income Fund, Inc.; Former
                                                     Trustee, Mentor Funds and Cash Resource
                                     Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Gerald M. McDonnell         Trustee        1988      Manager of Commercial Operations, SMI            93                None
                                                     STEEL Co. - South Carolina (steel
                                                     producer); Former Sales and Marketing
                                                     Management, Nucor Steel Company; Former
DOB: 7/14/1939                                       Director, Mentor Income Fund, Inc.;
                                                     Former Trustee, Mentor Funds and Cash
                                                     Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Partner and Vice President, Kellam &
                                                     Pettit, P.A. (law firm); Former
William Walt Pettit         Trustee        1984      Director, Mentor Income Fund, Inc.;              93                None
DOB: 8/26/1955                                       Former Trustee, Mentor Funds and Cash
                                                     Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
David M. Richardson         Trustee        1982      President, Richardson, Runden & Company          93                None
                                                     (executive recruitment business
                                                     development/consulting company);
                                                     Consultant, Kennedy Information, Inc.
                                                     (executive recruitment information and
                                                     research company); Consultant, AESC
                                                     (The Association of Retained Executive
                                                     Search Consultants); Trustee, NDI
DOB: 9/19/1941                                       Technologies, LLP (communications);
                                                     Director, J&M Cumming Paper Co. (paper
                                                     merchandising); Former Vice Chairman,
                                                     DHR International, Inc. (executive
                                                     recruitment); Former Director, Mentor
                                                     Income Fund, Inc.; Former Trustee,
                                                     Mentor Funds and Cash Resource Trust
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     President/CEO, AccessOne MedCard;
                                                     Former Medical Director, Healthcare
                                                     Resource Associates, Inc.; Former
Dr. Russell A. Salton, Medical Director, U.S. Health
III                         Trustee        1984      Care/Aetna Health Services; Former               93                None
DOB: 6/2/1947                                        Director, Mentor Income Fund, Inc.;
                                                     Former Trustee, Mentor Funds and Cash
                                                     Resource Trust
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------




-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Michael S. Scofield         Trustee        1984      Attorney, Law Offices of Michael S.              93                None
                                                     Scofield; Former Director, Mentor
DOB: 2/20/1943                                       Income Fund, Inc.; Former Trustee,
                                                     Mentor Funds and Cash Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Richard J. Shima            Trustee        1993      Independent Consultant; Director, Trust          93                None
                                                     Company of CT; Trustee, Saint Joseph
                                                     College (CT); Director, Hartford
                                                     Hospital; Trustee, Greater Hartford
                                                     YMCA; Former Director, Enhance
                                                     Financial Services, Inc.; Former
DOB: 8/11/1939                                       Director, Old State House Association;
                                                     Former Director of CTG Resources, Inc.
                                                     (natural gas); Former Director, Mentor
                                                     Income Fund, Inc.; Former Trustee,
                                                     Mentor Funds and Cash Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------

Interested Trustee:

------------------------ ------------- ------------- ----------------------------------------- ------------------ -----------------
Richard K. Wagoner,        Trustee         1999      Member and Former President, North               93                None
                                                     Carolina Securities Traders
                                                     Association; Member, Financial Analysts
CFA**                                                Society; Former Consultant to the
DOB: 12/12/1937                                      Boards of Trustees of the Evergreen
                                                     funds; Former Trustee, Mentor Funds and
                                                     Cash Resource Trust
------------------------ ------------- ------------- ----------------------------------------- ------------------ -----------------

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.
** Mr. Wagoner is an "interested person" of the funds because of his ownership of shares in Wachovia Corporation, the parent to the funds' investment advisor.

Trustee Ownership of Evergreen Funds Shares

         Set forth below are the names of the Evergreen funds in which the Trustees are invested, including the dollar range of their investment in each Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2003.

----------------------------- ---------------------------------------------- -------------------- --------------------
                                                                                                   Aggregate Dollar
         Trustee              Fund                                             Dollar Range of         Range of
                                                                             Investment in Fund     Investments in
                                                                                                    Evergreen Funds
                                                                                                        Complex
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
Charles A. Austin III*        Evergreen Health Care Fund                     $10,001-$50,000      Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Money Market Fund                    $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Technology Fund                      $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
============================= ============================================== ==================== ====================
Shirley L. Fulton             None
----------------------------- ---------------------------------------------- -------------------- --------------------
============================= ============================================== ==================== ====================
K. Dun Gifford                Evergreen Growth and Income Fund               $10,001-$50,000      $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Health Care Fund                     $10,001-$50,000
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
Dr. Leroy Keith, Jr.          Evergreen Limited Duration Fund                $1-$10,000           $1-$10,000
============================= ============================================== ==================== ====================
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Emerging Markets Growth Fund         $1-$10,000
Gerald M. McDonnell*                                                                              $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Equity Income Fund                   $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Growth and Income Fund               $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Health Care Fund                     $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Technology Fund                      $1-$10,000
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
William Walt Pettit*          Evergreen Aggressive Growth Fund               $1-$10,000           $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Emerging Markets Growth Fund         $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Global Leaders Fund                  $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Growth and Income Fund               $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Money Market Fund                    $1-$10,000
----------------------------- ============================================== ==================== --------------------
============================= ============================================== ==================== ====================
David M. Richardson           Evergreen Equity Index Fund                    $10,001-$50,000      $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $10,001-$50,000
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
Dr. Russell A. Salton, III* None
----------------------------- ---------------------------------------------- -------------------- --------------------
============================= ============================================== ==================== ====================
Michael S. Scofield*          Evergreen Aggressive Growth Fund               $10,001-$50,000      Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Balanced Fund                        $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Core Bond Fund                       $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Equity Income Fund                   $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Equity Index Fund                    $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Short Intermediate Bond Fund         $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Treasury Money Market Fund           Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
============================= ============================================== ==================== ====================
                              Evergreen Connecticut Municipal Bond Fund      $50,001-$100,000
Richard J. Shima*                                                                                 Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Income Advantage Fund                $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen International Equity Fund            $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Managed Income Fund                  $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Tax Strategic Foundation Fund        $50,001-$100,000
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
Richard K. Wagoner            Evergreen Emerging Growth Fund                 $50,001-$100,000     Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Equity Income Fund                   Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Money Market Fund                    $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Municipal Money Market Fund          $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Special Values Fund                  Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
*    In addition to the above investment amounts, the Trustee has over $100,000 indirectly invested in certain of the Evergreen funds through Deferred
     Compensation Plans, with the exception of Mr. Shima who has over $50,000 indirectly invested.

         Set forth below are the officers of each of the eleven Evergreen
Trusts.

-------------------------------- ------------------------ -------------------------------------------------------------

         Name, Address             Position with Trust              Principal Occupation for Last Five Years
       and Date of Birth

-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------
Dennis H. Ferro                  President                President, Chief Executive Officer and Chief Investment
401 S. Tryon                                              Officer, Evergreen Investment  Company, Inc. and Executive
Charlotte, NC 28288                                       Vice President, Wachovia Bank, N.A.
DOB: 6/20/1945
-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------
Carol Kosel                      Treasurer                Senior Vice President, Evergreen Investment Services, Inc.
200 Berkeley Street
Boston, MA 02116
DOB: 12/25/1963
-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------
Michael H. Koonce                Secretary                Senior Vice President and General Counsel, Evergreen
200 Berkeley Street                                       Investment Services, Inc.; Senior Vice President and
Boston, MA 02116                                          Assistant General Counsel, Wachovia Corporation
DOB: 4/20/1960
-------------------------------- ------------------------ -------------------------------------------------------------

                      CORPORATE AND MUNICIPAL BOND RATINGS

         The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

         If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

         The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody's. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.

                      COMPARISON OF LONG-TERM BOND RATINGS

     ================= ================ =============== =================================================

     MOODY'S           S&P              FITCH           Credit Quality
     ================= ================ =============== =================================================
     ----------------- ---------------- --------------- -------------------------------------------------
     Aaa               AAA              AAA             Excellent Quality (lowest risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     Aa                AA               AA              Almost Excellent Quality (very low risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     A                 A                A               Good Quality (low risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     Baa               BBB              BBB             Satisfactory Quality (some risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     Ba                BB               BB              Questionable Quality (definite risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     B                 B                B               Low Quality (high risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     Caa/Ca/C          CCC/CC/C         CCC/CC/C        In or Near Default
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
                       D                DDD/DD/D        In Default
     ================= ================ =============== =================================================

                                 CORPORATE BONDS

                                LONG-TERM RATINGS

Moody's Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and `D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

                          CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.


                                 MUNICIPAL BONDS

                                LONG-TERM RATINGS

Moody's Municipal Long-Term Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some of all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process: those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

                          SHORT-TERM MUNICIPAL RATINGS

Moody's Municipal Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Municipal Short-Term Loan Ratings

MIG 1 This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.


                             ADDITIONAL INFORMATION

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EIS, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

                                                                     Appendix A

                  Evergreen Investment Management Company, LLC
                       Proxy Voting Policy and Procedures
                       ISS Proxy Voting Guidelines Summary
June 16, 2003

Statement of Principles

Evergreen Investment Management Company, LLC (EIMCO) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to EIMCO, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Corporate Governance Committee

EIMCO has established a corporate governance committee (Committee) which is a sub-committee of EIMCO's Investment Policy Committee. The Committee is responsible for approving EIMCO's proxy voting policies and procedures, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Conflicts of Interest

EIMCO recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where EIMCO or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within EIMCO and Wachovia Corporation will prevent EIMCO from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, EIMCO will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of EIMCO becomes aware of a potential conflict of interest, the Committee shall consult with EIMCO's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Share Blocking

EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

                         Proxy Voting Guideline Summary

I.       The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

o Attend less than 75 percent of the board and committee meetings without a valid excuse

o        Implement or renew a dead-hand or modified dead-hand poison pill

o Ignore a shareholder proposal that is approved by a majority of the shares outstanding

o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

o Have failed to act on takeover offers where the majority of the shareholders have tendered their shares

o Are inside directors and sit on the audit, compensation, or nominating committees

o Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Separating Chairman and CEO

Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

Proposals Seeking a Majority of Independent Directors

Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements

Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term of Office

Vote against shareholder proposals to limit the tenure of outside directors.

Age Limits

Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
(2) only if the director's legal expenses would be covered.

Charitable Contributions

Vote against proposals regarding charitable contributions.

II.      Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

III.     Auditors

Ratifying Auditors

Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

IV.      Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.


Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V.       Tender Offer Defenses

Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

Review on a case-by-case basis management proposals to ratify a poison pill.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Vote for proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Vote against dual-class exchange offers.

Vote against dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Vote for shareholder proposals to require approval of blank check preferred stock Issues for other than general corporate purposes.

VI.      Miscellaneous Governance Provisions

Confidential Voting

Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

Equal Access

Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals

Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees

Review on a case-by-case basis proposals to establish a shareholder advisory committee.

VII.     Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

Reverse Stock Splits

Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Review on a case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for Issue.

Preferred Stock

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for Issue given a company's industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a case-by-case basis proposals to increase common and/or preferred shares and to Issue shares as part of a debt restructuring plan. Consider the following Issues: Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control--Will the transaction result in a change in control of the company? Bankruptcy--Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

o        adverse governance changes

o        excessive increases in authorized capital stock

o        unfair method of distribution

o        diminution of voting rights

o        adverse conversion features

o        negative impact on stock option plans

o        other alternatives such as spinoff

VIII.    Executive and Director Compensation

Votes with respect to compensation plans should be determined on a case-by-case basis.

Our new methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's new rules, Evergreen will value every award type. Evergreen will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once Evergreen determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and
(3) categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. Evergreen will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Vote on management proposals seeking approval to reprice options on a case-by-case basis.

Director Compensation

Votes on stock-based plans for directors are made on a case-by-case basis.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be made on a case-by-case basis.

OBRA-Related Compensation Proposals:
Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Added Performance-Based Goals

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

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Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)

Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

IX.      State of Incorporation

Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation should be examined on a case-by-case basis.

X.       Mergers and Corporate Restructurings

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Vote for changing the corporate name.

XI.      Mutual Fund Proxies

Election of Directors

Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

o attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

o ignore a shareholder proposal that is approved by a majority of shares outstanding

o ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

o        are interested directors and sit on the audit or nominating committee

o are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the Issues past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

Approving New Classes or Series of Shares

Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a case-by-case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 Act Policies

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a case-by-case basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote against proposals to change a fund's fundamental investment objective to nonfundamental.

Name Rule Proposals

Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund's target market.

Disposition of Assets/Termination/Liquidation

Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company's past performance; and terms of the liquidation.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Changing the Domicile of a Fund

Vote reincorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

Change in Fund's Subclassification

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote against these proposals.

Distribution Agreements

Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in industry.

Master-Feeder Structure

Vote for the establishment of a master-feeder structure.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Mergers

Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure;
performance of both funds; and continuity of management personnel. Shareholder Proposals

Establish Director Ownership Requirement

Vote against the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a case-by-case basis, considering the following factors: performance of the fund's NAV and the history of shareholder relations.

XII.     Social and Environmental Issues

Energy and Environment

In most cases, Evergreen refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles.

Generally, vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns.

South Africa

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to South Africa.

Generally, vote for disclosure reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.

Northern Ireland

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to the MacBride Principles.

Generally, vote for disclosure reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears companies have not adequately addressed shareholder concerns.

Military Business

In most cases, Evergreen refrains from providing a vote recommendation on defense Issue proposals.

Generally, vote for disclosure reports that seek additional information on military related operations, particularly when the company has been unresponsive to shareholder requests.

Maquiladora Standards and International Operations Policies

In most cases, Evergreen refrains from providing a vote recommendation on proposals relating to the Maquiladora Standards and international operating policies.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

World Debt Crisis

In most cases, Evergreen refrains from providing a vote recommendation on proposals dealing with third world debt.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

Equal Employment Opportunity and Discrimination

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding equal employment opportunities and discrimination.

Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

Animal Rights

In most cases, Evergreen refrains from providing a vote recommendation on proposals that deal with animal rights.

Product Integrity and Marketing

In most cases, Evergreen refrains from providing a vote recommendation on proposals that ask companies to end their production of legal, but socially questionable, products.

Generally, vote for disclosure reports that seek additional information regarding product integrity and marketing Issues, particularly when it appears companies have been unresponsive to shareholder requests.

Human Resources issues

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding human resources Issues.

Generally, vote for disclosure reports that seek additional information regarding human resources Issues, particularly when it appears companies have been unresponsive to shareholder requests.